Exhibit 10.34

UNIT OPERATING AGREEMENT

COOPER JAL UNIT

LEA COUNTY, NEW MEXICO

STATE OF NEW MEXICO COUNTY OF LEA FILED SEP 30 1970 [ILLEGIBLE] [SEAL] [ILLEGIBLE]

UNIT OPERATING AGREEMENT
COOPER JAL UNIT
LEA COUNTY, NEW MEXICO

i

Table of Contents (Cont’d.)

Table of Contents (Cont’d.)

Section		Page

ARTICLE 11
UNIT EXPENSE

11.1	Basis of Charge to Working Interest Owners	11
11.2	Budgets	12
11.3	Advance Billings	12
11.4	Commingling of Funds	12
11.5	Lien of Unit Operator	12
11.6	Lien of Working Interest Owner	13
11.7	Unpaid Unit Expense	13
11.8	Uncommitted Royalty	13
11.9	Burden of Excess Royalty and Other Interests	14
11.10	Carved-Out Interest	14

ARTICLE 12
NON-UNITIZED FORMATIONS

12.1	Right to Operate	14

ARTICLE 13
TITLES

13.1	Warranty and Indemnity	I5
13.2	Failure Because of Unit Operations	15

ARTICLE 14
LIABILITY, CLAIMS, AND SUITS

14.1	Individual Liability	15
14.2	Settlements	16

ARTICLE 15
INTERNAL REVENUE PROVISION

15.1	Internal Revenue Provision	16

ARTICLE 16
NOTICES

16.1	Notices	17

ARTICLE 17
WITHDRAWAL OF WORKING INTEREST OWNER

17.1	Withdrawal	17

ARTICLE 18
ABANDONMENT OF WELLS

18.1	Rights of Former Owners	18
18.2	Plugging	18

ARTICLE 19
EFFECTIVE DATE AND TERM

19.1	Effective Date	18
19.2	Term	19

Table of Contents (Cont’d)

Section			Page

ARTICLE 20
ABANDONMENT OF OPERATIONS

20.1	Termination		19
	20.1.1	Oil and Gas Rights	19
	20.1.2	Right to Operate	19
	20.1.3	Salvaging Wells	19
	20.1.4	Cost of Salvaging	19

ARTICLE 21
EXECUTION

21.1	Original Counterpart, or Other Instrument		20

ARTICLE 22
SUCCESSORS AND ASSIGNS

22.1	Successors and Assigns		20

UNIT OPERATING AGREEMENT

COOPER JAL UNIT

Lea County, New Mexico

THIS AGREEMENT, entered into as of the 15th day of January, 1970, by the parties who have signed the original of this instrument, a counterpart thereof, or other instrument agreeing to be bound by the provisions hereof;

WITNESSETH:

WHEREAS, the parties hereto as Working Interest Owners have executed, as of the date hereof, an agreement entitled, “Unit Agreement, Cooper Jal Unit, Lea County, New Mexico”, herein referred to as “Unit Agreement”, which among other things, provides for a separate agreement to be entered into by Working Interest Owners to provide for the development and operation of the Unit Area as therein defined;

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, it is agreed as follows:

ARTICLE 1

CONFIRMATION OF UNIT AGREEMENT

1.1  CONFIRMATION OF UNIT AGREEMENT. The Unit Agreement is hereby confirmed and by reference made a part of this agreement. The definitions in the Unit Agreement are adopted for all purposes of this agreement. If there is any conflict between the Unit Agreement and this agreement, the Unit Agreement shall govern.

ARTICLE 2

EXHIBITS

2.1  EXHIBITS. The following exhibits are incorporated herein by reference:

2.1.1  EXHIBITS A, B AND C of the Unit Agreement.

2.1.2  EXHIBIT D, attached hereto, which is a schedule showing the Working Interest of each Working Interest Owner in each Tract, the percentage of total Unit Participation attributable to each such interest, and the total Unit Participation of each Working Interest Owner. Exhibit D, or a revision thereof, shall not be conclusive as to the information therein, except it may be used as showing the Unit Participations of the Working Interest Owners for purposes of this agreement until shown to be in error or is revised as herein authorized.

2.1.3  EXHIBIT E, attached hereto, which is the Accounting Procedure applicable to Unit Operations. If there is any conflict between this agreement and Exhibit E, this agreement shall govern.

2.1.4  EXHIBIT F, attached hereto, which contains insurance provisions applicable to Unit Operations.

2.2  REVISION OF EXHIBITS. Whenever Exhibits A, B and C are revised, Exhibit D shall be revised accordingly and be effective as of the same date. Unit Operator shall also revise Exhibit D from time to time as required to conform to changes in ownership of which Unit Operator has been notified as provided in the Unit Agreement.

ARTICLE 3

SUPERVISION OF OPERATIONS BY WORKING INTEREST OWNERS

3.1  OVERALL SUPERVISION. Working Interest Owners shall exercise overall supervision and control of all matters pertaining to Unit Operations pursuant to this agreement and the Unit Agreement. In the exercise of such authority, each Working Interest Owner shall act solely in its own behalf in the capacity of an individual owner and not on behalf of the owners as an entirety.

3.2  SPECIFIC AUTHORITIES AND DUTIES. The matters with respect to which the Working Interest Owners shall decide and take action shall include, but not be limited to, the following:

3.2.1  METHOD OF OPERATION. The method of operation, including any type of pressure maintenance, secondary recovery, or other recovery program to be employed.

3.2.2  DRILLING OF WELLS. The drilling of any well whether for production of Unitized Substances, for use as an injection well, or for other purposes.

3.2.3  WELL RECOMPLETIONS AND CHANGE OF STATUS. The recompletion, abandonment, or change of status of any well in the Unit Area, or the use of any well for injection or other purposes, except for well servicing or stimulation work on the existing completion interval not exceeding Unit Operator’s authority for single expenditures.

3.2.4  EXPENDITURES. The making of any single expenditure in excess of Ten Thousand Dollars ($10,000.00); provided that, approval by Working Interest Owners of the drilling, reworking, deepening, or plugging back of any well shall include approval of all necessary expenditures required therefor, and for completing, testing and equipping the same, including necessary flow lines, separators, and lease tankage.

3.2.5  DISPOSITION OF UNIT EQUIPMENT. The selling or otherwise disposing of any major item of surplus Unit Equipment, if the current list price of new equipment similar thereto is Three Thousand Five Hundred Dollars ($3,500.00) or more. All dispositions will be made in accordance with Exhibit E.

3.2.6  APPEARANCE BEFORE A COURT OR REGULATORY AGENCY. The designating of a representative to appear before any court or regulatory agency in matters pertaining to Unit Operations; provided that, such designation shall not prevent any Working Interest Owner from appearing in person or from designating another representative in its own behalf.

3.2.7  AUDITS. The auditing of the accounts of Unit Operator pertaining to Unit Operations hereunder; however, the audits shall

(a)  not be conducted more than once each year except upon the resignation or removal of Unit Operator,

(b)  be made upon the approval of the majority in interest of Working Interest Owners, other than Unit Operator, at the expense of all Working Interest Owners other than Unit Operator, or

(c)  be made at the expense of those Working Interest Owners requesting such audit, if less than a majority in interest of the Working Interest Owners, other than Unit Operator, request such an audit, and

(d)  be made upon not less than thirty (30) days’ written notice to Unit Operator.

3.2.8  INVENTORIES. The taking of periodic inventories under the terms of Exhibit E.

3.2.9  TECHNICAL SERVICES. The authorizing of charges to the joint account for services by consultants or Unit Operator’s technical personnel not covered by the overhead charges provided by Exhibit E.

3.2.10  ASSIGNMENTS TO COMMITTEES. The appointment of committees to study any problems in connection with Unit Operations.

3.2.11  The removal of Unit Operator and the selection of a successor.

3.2.12  The enlargement of the Unit Area.

3.2.13  The adjustment and readjustment of investments.

3.2.14  The termination of the Unit Agreement.

ARTICLE 4

MANNER OF EXERCISING SUPERVISION

4.1  DESIGNATION OF REPRESENTATIVES. Each Working Interest Owner shall in writing inform Unit Operator of the names and addresses of the representative and alternate who are authorized to represent and bind such Working Interest Owner with respect to Unit Operations. The representative or alternate may be changed from time to time by written notice to Unit Operator.

4.2  MEETINGS. All meetings of Working Interest Owners shall be called by Unit Operator upon its own motion or at the request of one or more Working Interest Owners having a total Unit Participation of not less than Ten Percent (10%) of the Unit Participation in effect at the time. No meeting shall be called on less than fourteen (14) days’ advance written notice, with agenda for the meeting attached. Working Interest Owners who attend the meeting shall not be prevented from amending items included in the agenda or from deciding the amended item or other items presented at the meeting. The representative of Unit Operator shall be chairman of each meeting.

4.3   VOTING PROCEDURE. Working Interest Owners shall decide all matters coming before them as follows:

4.3.1  VOTING INTEREST. Each Working Interest Owner shall have a voting interest equal to its Unit Participation which is in effect at the time the vote is taken.

4.3.2  VOTE REQUIRED. Except as may otherwise be provided herein or in the Unit Agreement, Working Interest Owners shall act upon and determine all matters coming before them by the affirmative vote of three or more Working Interest Owners having a total of 65 percent (65%) or more of the total voting interest in the unit; provided that if any one Working Interest Owner has a voting interest of more than thirty-five percent (35%), its negative vote or failure to vote shall not defeat the matter being voted on if such matter is supported by a majority of the voting interest unless such Working Interest Owner is supported by the vote of one or more other Working Interest Owners having a total voting interest of at least five percent (5%), and such resulting vote shall be binding on all parties.

4.3.3  VOTE AT MEETING BY NONATTENDING WORKING INTEREST OWNER. Any Working Interest Owner who is not represented at a meeting may vote on any agenda item by letter or telegram addressed to the representative of the Unit Operator if its vote is received prior to the vote on the item, provided such nonattending Working Interest Owner’s vote shall not be counted in the vote taken on any item that was amended or altered at the meeting.

4.3.4  POLL VOTES. Working Interest Owners may vote on and decide, by letter or telegram, any matter submitted in writing to Working Interest Owners, if no meeting is requested, as provided in Section 4.2, within seven (7) days after the proposal is sent to Working Interest Owners. Unit Operator will give prompt notice of the results of the voting to all Working Interest Owners.

ARTICLE 5

INDIVIDUAL RIGHTS OF WORKING INTEREST OWNERS

5.1  RESERVATION OF RIGHTS. Working Interest Owners severally reserve to themselves all their rights, except as otherwise provided in this agreement and the Unit Agreement.

5.2  SPECIFIC RIGHTS. Each Working Interest Owner shall have, among others, the following specific rights:

5.2.1  ACCESS TO UNIT AREA. Access to the Unit Area at such Working Interest Owner’s own risk at all reasonable times to inspect Unit Operations, all wells, and the records and data pertaining thereto.

5.2.2  REPORTS. The right to receive from Unit Operator, upon written request, copies of all reports to any governmental agency, reports of crude oil runs and stocks, inventory reports, and all other information pertaining to Unit Operations. The cost of gathering and furnishing information not ordinarily furnished by Unit Operator to all Working Interest Owners shall be charged to the Working Interest Owner who requests the information.

ARTICLE 6

UNIT OPERATOR

6.1  INITIAL UNIT OPERATOR. Reserve Oil and Gas Company is hereby designated as Unit Operator.

6.2  RESIGNATION OR REMOVAL. Unit Operator may resign or be removed at any time under procedures prescribed in Section 7 of the Unit Agreement.

6.3  SELECTION OF SUCCESSOR. Upon the resignation, or removal of a Unit Operator, a sucessor Unit Operator shall be selected by Working Interest Owners in the manner prescribed in Section 8 of the Unit Agreement.

ARTICLE 7

AUTHORITIES AND DUTIES OF UNIT OPERATOR

7.1  EXCLUSIVE RIGHT TO OPERATE UNIT. Subject to the provisions of this agreement and to instructions from Working Interest Owners, Unit Operator shall have the exclusive right and be obligated to conduct Unit Operations.

7.2  WORKMANLIKE CONDUCT. Unit Operator shall conduct Unit Operations in a good and workmanlike manner as would a prudent operator under the same or similar circumstances. Unit Operator shall freely consult with Working Interest Owners and keep them informed of all matters which Unit Operator, in the exercise of its best judgment, considers important. Unit Operator shall not be liable to Working Interest Owners for damages, unless such damages result from its gross negligence or willful misconduct.

7.3  LIENS AND ENCUMBRANCES. Unit Operator shall endeavor to keep the lands and leases in the Unit Area free from all liens and encumbrances occasioned by Unit Operations, except the lien of Unit Operator granted hereunder.

7.4  EMPLOYEES. The number of employees used by Unit Operator in conducting Unit Operations, their selection, hours of labor, and compensation shall be determined by Unit Operator. Such employees shall be the employees of Unit Operator.

7.5  RECORDS. Unit Operator shall keep correct books, accounts, and records of Unit Operations.

7.6  REPORTS TO WORKING INTEREST OWNERS. Unit Operator shall furnish to Working Interest Owners periodic reports of Unit Operations as prescribed by the Working Interest Owners.

7.7  REPORTS TO GOVERNMENTAL AUTHORITIES. Unit Operator shall make all reports to governmental authorities that it has the duty to make as Unit Operator.

7.8  ENGINEERING AND GEOLOGICAL INFORMATION. Unit Operator shall furnish to a Working Interest Owner, upon written request, a copy of the log and other engineering and geological data pertaining to wells drilled for Unit Operations.

7.9  EXPENDITURES. Unit Operator is authorized to make single expenditures not in excess of Ten Thousand Dollars ($10,000.00) without prior approval of Working Interest Owners. If an emergency occurs, Unit Operator may immediately make or incur such expenditures as in its opinion are required to deal with the emergency.

Unit Operator shall report to Working Interest Owners, as promptly as possible, the nature of the emergency and the action taken.

7.10  WELLS DRILLED BY UNIT OPERATOR. All wells drilled by Unit Operator shall be at the usual rates and under usual conditions prevailing in the area. Unit Operator may employ its own tools and equipment under terms and conditions approved by Working Interest Owners.

ARTICLE 8

TAXES

8.1  AD VALOREM TAXES. Beginning with the first of the calendar year after the effective date hereof, Unit Operator after consulting with Working Interest Owners, shall make and file for ad valorem tax purposes all necessary renditions and returns with the proper taxing authorities of governmental subdivisions covering all property of each Working Interest Owner within the Unit Area and used in connection with the development and operation of the Unit Area. Any Working Interest Owner dissatisfied with any proposed rendition or assessment of its interest in property shall have the right, at its own expense, to protest and resist the same. All such ad valorem taxes due and payable on account of real and personal property of each Working Interest Owner located within the Unit Area and used in connection with Unit Operations shall be paid by the Unit Operator for the joint account in the same manner as other costs and expenses of Unit Operations; provided that, if the interest of a Working Interest Owner is subject-to a separately assessed overriding royalty interest, production payment, or other interest in excess of a 1/8 royalty, such Working Interest Owner shall be given credit for the reduction in taxes paid resulting therefrom.

8.2  OTHER TAXES. Each Working Interest Owner shall pay or cause to be paid all production, severance, gathering, and other taxes imposed upon or in respect of the production or handling of its share of Unitized Substances.

ARTICLE 9

INSURANCE

9.1  INSURANCE. Unit Operator, with respect to Unit Operations, shall do the following:

9.1.1  Comply with the Workmen’s Compensation Law of the State of New Mexico.

9.1.2  Carry Employer’s Liability and other insurance as required by the laws of the State of New Mexico.

9.1.3  Carry other insurance as net forth in Exhibit F.

ARTICLE 10

ADJUSTMENT OF INVESTMENTS

10.1  PERSONAL PROPERTY TAKEN OVER.

10.1.1  WELLS. All wells completed in the Unitized Formation.

10.1.2  WELL AND LEASE EQUIPMENT. The casing and tubing in each such well, the wellhead connections, thereon, and all other lease and operating equipment that is used in the operation of such wells.

10.1.3  RECORDS. A copy of all production and well records that pertain to such wells.

10.2  INVENTORY AND EVALUATION OF PERSONAL PROPERTY. Working Interest Owners shall at Unit Expense, as of the effective date hereof, or as soon thereafter as feasible, inventory in accordance with the provisions of Exhibit D the personal property taken over under Section 10.1.2, except that casing shall be given no value. No meeting for such inventory and evaluation shall be called on less than ten (10) days advance written notice. Such inventories shall include and be limited to those items of equipment indicated to be controllable in the COPAS Bulletin No. 6, Material Classification Manual - 1967 and other items as agreed upon by the Working; Interest Owners. All other non-controllable items of lease and well equipment installed within the Unit Area that are required in Unit Operations, although excluded from the inventories, shall nevertheless be taken over by the Unit Operator. Immediately following completion of such inventory, the material and equipment taken over under Section 10.1.2 shall be priced in accordance with the provisions of Section IV, Paragraph 2 of Exhibit E, Accounting Procedure, or at an appraised value as determined by the Working Interest Owners, which pricing shall be performed under the supervision of, by the personnel of, and in the offices of the Unit Operator, with other Working Interest Owners furnishing such additional pricing help as may be available.

10.3  INVESTMENT ADJUSTMENT. Upon approval by Working Interest Owners of the inventory and evaluation, investments shall be adjusted as follows:

10.3.1  INITIAL ADJUSTMENT OF INVESTMENTS. Each Working Interest Owner shall be credited with the value, as determined in accordance with Section 10.2 above, of its interest in all personal property taken over by the Unit Operator under Section 10.1.2 and charged with an amount equal to that obtained by multiplying the total value of all such personal property taken over by Unit Operator under Section 10.1.2 by such Working Interest Owner’s Unit Participation, as shown in Phase I of Exhibit “D”. If the charge against any Working Interest Owner is greater than the amount credited to such Working Interest Owner, the resulting net charge shall be paid and in all other respects treated as any other item of Unit Expense chargeable against such Working Interest Owner. If the credit to any Working Interest Owner is greater than the amount charged against such Working Interest Owner, the resulting net credit shall be paid to such Working Interest Owner by Unit Operator out of funds received by it in settlement of the net charges described above.

10.3.2  READJUSTMENTS OF INVESTMENTS. Effective as of the end of Phase I, the capital investment account of the Working Interest Owners hereunder shall be readjusted on the basis of their respective Phase II Unit Participations, as shown on Exhibit “D”. For the purposes of such readjustment, each Working Interest Owner shall be (1) credited for its interest in the adjusted value of all personal property and facilities taken over or otherwise acquired by the Unit Operator pursuant to this agreement during Phase I Unit Operations, and (2) charged with an amount equal to that obtained by multiplying the same adjusted value of personal property and facilities by such Working Interest Owner’s Phase II Unit Participation. The adjusted value of all personal property and facilities for the purposes of this Section 10.3.2 shall be determined as follows:

(a)  Value personal property and facilities initially taken over by Unit Operator on the same basis as that used when such personal property and facilities were taken over.

(b)  Value all other investment items (controllable and non-controllable materials and construction costs) acquired during Phase I Unit Operations, including well casing subsequently purchased and installed, on the basis of cost to the joint account.

(c)  Add (a) and (b) together and deduct the value of all items of investment retired prior to the effective date of Phase II Unit Operations on the same basis that such items were originally charged.

Each Working Interest Owner shall be charged or credited with the net cash amount necessary to effect such readjustment of the capital investment account, and such charges and credits shall be settled in the same manner as the charges and credits referred to in Section 10.3.1.

10.4  GENERAL FACILITIES. The acquisition of warehouses, warehouse stocks, lease houses, camps, facility systems, and office building necessary for Unit Operations shall be by negotiation by the owners thereof and Unit Operator, subject to the approval of Working Interest Owners. There shall be no adjustment for lease roads or appurtenances thereto.

10.5  OWNERSHIP OF PERSONAL PROPERTY AND FACILITIES. Each Working Interest Owner, individually, shall by virtue hereof own an undivided interest, equal to its Unit Participation, in effect at the time, in all personal property and facilities taken over or otherwise acquired by Unit Operator pursuant to this agreement.

ARTICLE 11

UNIT EXPENSE

11.1  BASIS OF CHARGE TO WORKING INTEREST OWNERS. Unit Operator initially shall pay all Unit Expense. Each Working Interest Owner shall reimburse

Unit Operator for its share of Unit Expense. Each Working Interest Owner’s share shall be the same as its Unit Participation then in effect. All charges, credits and accounting for Unit Expense shall be in accordance with Exhibit E.

11.2  BUDGETS. Before or as soon as practical after the effective date hereof, Unit Operator shall prepare a budget of estimated Unit Expense for the remainder of the calendar year, and, on or before the first day of each August thereafter, shall prepare such a budget for the ensuing calendar year. Such budget shall set forth the estimated Unit Expense by quarterly periods. Budgets shall be estimates only, and shall be adjusted or corrected by Working Interest Owners and Unit Operator whenever an adjustment or correction is proper. A copy of each budget and adjusted budget shall promptly be furnished to each Working Interest Owner.

11.3  ADVANCE BILLINGS. Unit Operator shall have the right to require Working Interest Owners to advance their respective shares of estimated Unit Expense by submitting to Working Interest Owners, on or before the 15th day of any month, an itemized estimate thereof for the succeeding month, with a request for payment in advance. Within fifteen (15) days thereafter, each Working Interest Owner shall pay to Unit Operator its share of such estimate. Adjustments between estimated and actual Unit Expense shall be made by Unit Operator at the close of each calendar month, and the accounts of Working Interest Owners shall be adjusted accordingly.

11.4  COMMINGLING OF FUNDS. No funds received by Unit Operator under this agreement need be segregated or maintained by it as a separate fund, but may be commingled with its own funds.

11.5  LIEN OF UNIT OPERATOR. Each Working Interest Owner grants to Unit Operator a lien upon its Oil and Gas Rights in each Tract, its share of Unitized Substances when produced, and its interest in all Unit Equipment, as security for payment of its share of Unit Expense, together with interest thereon at the rate of ten percent (10%) per annum. Unit Operator shall have the right to bring suit [ILLEGIBLE] enforce collection of such indebtedness with or without seeking foreclosure of the lien. In addition, upon default by any Working Interest Owner in the payment of its share of Unit Expense. Unit Operator shall have the right to collect from the purchaser the proceeds from the sale of such Working Interest Owner’s share of Unitized Substances until the amount owed by such Working Interest Owner, plus interest as aforesaid, has been paid. Each purchaser shall be entitled to rely upon Unit Operator’s written statement concerning the amount of any default.

11.6  LIEN OF WORKING INTEREST OWNER. Each Working Interest Owner shall have a lien on the Working Interest of Unit Operator in the Unit Area and on the oil and gas produced therefrom and on the proceeds thereof to secure the payment of any amount that may at any time become due and payable by Unit Operator to such Working Interest Owner under the terms of this agreement, together with interest at the rate of ten percent (10%) per annum.

11.7  UNPAID UNIT EXPENSE. If any Working Interest Owner fails to pay its share of Unit Expense within sixty (60) days after rendition of a statement therefor by Unit Operator, each Working Interest Owner agrees, upon request by Unit Operator to pay its proportionate part of the unpaid share of Unit Expense of the defaulting Working Interest Owner. The Working Interest Owners that pay the share of Unit Expense of a defaulting Working Interest Owner shall be reimbursed by the Unit Operator for the amounts so paid, plus any interest collected thereon, upon receipt by Unit Operator of any past due amount collected from the defaulting Working Interest Owner. Any Working Interest Owner so paying a defaulting Working Interest Owner’s share of Unit Expenses shall be subrogated to the lien and rights herein granted Unit Operator.

11.8  UNCOMMITTED ROYALTY. Should an owner of a Royalty Interest in any Tract fail to become a party to the Unit Agreement, and, as a result thereof, the actual Royalty Interest payments with respect to such Tract are more or less than the Royalty Interest payments computed on the basis of the Unitized Substances that are allocated to such Tract under the Unit Agreement, the difference shall be borne by or inure to the benefit of Working Interest Owners, in proportion to their respective Unit Participations; however, the difference to be borne by or inure to the benefit of Working Interest Owners shall not exceed an amount computed on the basis of one eighth (1/8) of the difference between the Unitized Substances allocated to the Tract and the Unitized Substance produced from the Tract. Such adjustments shall be made by charges and credits to the joint account.

11.9  BURDEN OF EXCESS ROYALTY AND OTHER INTERESTS. Any uncommitted Royalty Interest in excess of one eighth (1/8) shall be borne solely by the Working Interest Owner or Owners contributing the Tract with such uncommitted Royalty Interest.

11.10  CARVED-OUT INTEREST. In the event any Working Interest Owner shall, after executing this agreement, create any overriding royalty, production payment, net profits, or carried interest, or any other interest out of its Working Interest then subject to this agreement, such carved-out interest shall be subject to the terms and provisions of this agreement, specifically including, but without limitation, Section 11.5 hereof, entitled “Lien of Unit Operator”. In the event the Working Interest Owner creating such carved-out interest (a) fails to pay any costs or expenses chargeable to such Working Interest Owner under this agreement and the production of Unitized Substance accruing to the credit of such Working Interest Owner is insufficient for that purpose, or (b) withdraws from this agreement under the terms and provisions of Article 17 hereof, the carved-out interest shall be chargeable with a pro rata portion of all costs and expenses incurred hereunder, the same as though such carved-out interest were a Working Interest and Unit Operator shall have the right to enforce against such, carved-out interest the Lien and all other rights granted in said Section 11.5 for the purpose of collecting the costs and expenses chargeable to said carved-out interest.

ARTICLE 12

NON-UNITIZED FORMATIONS

12.1  RIGHT TO OPERATE. Any Working Interest Owner that now has or hereafter acquires the right to drill for and produce oil, gas, or other minerals, from other than the Unitized Formation, shall have the right to do so notwithstanding this agreement or the Unit Agreement. In exercising the right, however, the Working Interest Owner shall exercise reasonable precaution to prevent unreasonable interference with Unit Operations. No Working Interest Owner shall produce Unitized Substances through any well drilled or operated by it. If any Working

Interest Owner drills any well into or through the Unitized Formation, the Unitized Formation shall be protected in a manner satisfactory to Working Interest Owners so that the production of Unitized Substances will not adversely be affected.

ARTICLE 13

TITLES

13.1  WARRANTY AND INDEMNITY. Each Working Interest Owner represents and warrants that it is the owner of the respective working interests set forth opposite its name in Exhibit C, and hereby agrees to indemnify and hold harmless the other Working Interest Owners from any loss due to failure, in whole or in part, of its title to any such interest, except failure of title arising out of Unit Operations; provided that, such indemnity shall be limited to an amount equal to the net value that has been received from the sale or receipt of Unitized Substances attributed to the interest. as to which title failed. Each failure of title will be deemed to be effective, insofar as this agreement is concerned, as of the first day of the calendar month in which such failure is finally determined, and there shall be no retroactive adjustment of Unit Expense, or retroactive allocation of Unitized Substances or the proceeds therefrom, as a result of title failure.

13.2  FAILURE BECAUSE OF UNIT OPERATIONS. The failure of title to any Working Interest in any Tract by reason of Unit Operations, including non-production from such Tract, shall not change the Unit Participation of the Working Interest Owner whose title failed in relation to the Unit Participations of the other Working Interest Owners at the time of the title failure.

ARTICLE 14

LIABILITY, CLAIMS, AND SUITS

14.1  INDIVIDUAL LIABILITY. The duties, obligations, and liabilities of Working Interest Owners shall be several and not joint or collective; and nothing herein contained shall ever be construed as creating a partnership of any kind, joint venture, association, or trust among Working Interest Owners.

14.2   SETTLEMENTS. Unit Operator may settle any single damage claim or suit involving Unit Operations but not involving an expenditure in excess of Two Thousand Dollars ($2,000.00) provided that the payment is in complete settlement of such claim or suit. If the amount required for settlement exceeds the above specified amount. Working Interest Owners shall assume and take over the further handling of the claim or suit unless such authority is expressly delegated to Unit Operator. All costs and expense of handling, settling, or otherwise discharging such claim or suit shall be an item of Unit Expense. If a claim is made against any Working Interest Owner or if any Working Interest Owner is sued on account of any matter arising from Unit Operations and over which such Working Interest Owner individually has no control because of the rights given Working Interest Owners and Unit Operator by this agreement and the Unit Agreement, the Working Interest Owner shall immediately notify the Unit Operator, and the claim or suit shall be treated as any other claim or suit involving Unit Operations.

ARTICLE 15

INTERNAL REVENUE PROVISION

15.1   INTERNAL REVENUE PROVISION. Notwithstanding any provisions herein, that the rights and liabilities of the parties hereunder are several and not joint or collective, or that this agreement and the operations hereunder shall not constitute a partnership, if for Federal income tax purposes this agreement and the operations hereunder are regarded as a partnership, then each of the parties hereto hereby elects to be excluded from the application of all of the provisions of Sub-Chapter K, Chapter l, Subtitle A of the Internal Revenue Code of 1954, as permitted and authorized by Section 761 of the said Code and the regulation promulgated thereunder. Operator is hereby authorized and directed to execute on behalf of each of the parties hereto such evidence of this election as may be required by the Secretary of the Treasury of the United States or the Federal Internal Revenue Service, including specifically, but not by way of limitation, all of the returns, statements and data required by Federal Regulations 1.761.1(a). Should there be any requirement that each party hereto further evidence this election each party hereto agrees to execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue Service or as may be necessary to evidence this election. Each party hereto further agrees not to give any notices or take any other action inconsistent with the election made hereby. If any present or future income tax laws of the state or states in which the property covered by this agreement is located, or any future income tax law of the United States, contain, or shall hereafter contain, provisions similar to those contained in Sub-Chapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1954, under which an election similar to that provided by Section 761 of said Sub-Chapter K is permitted, each of the parties hereto hereby makes such election or agrees to make such election as may be permitted by such laws. In making this election each of the parties hereto hereby states that the income derived by him from the operations under this agreement can be adequately determined without the computation of partnership taxable income.

ARTICLE 16

NOTICES

16.1   NOTICES. All notices required hereunder shall be in writing and shall be deemed to have been properly served when sent by mail or telegram to the address of the representative of each Working Interest Owner as furnished to Unit Operator in accordance with Article 4.

ARTICLE 17

WITHDRAWAL OF WORKING INTEREST OWNER

17.1   WITHDRAWAL. A Working Interest Owner may withdraw from this agreement by transferring, without warranty of title, either expressed or implied, to the other Working Interest Owners who do not desire to withdraw, all its Oil and Gas Rights together with its interest in all Unit Equipment and in all wells used in Unit Operations. Such transfer shall not relieve said Working Interest Owner from any obligation or liability incurred prior to the date of the delivery of the transfer, which delivery may be made to Unit Operator as Agent for the transferees. The interest transferred shall be owned by the transferees in proportion to their respective Unit Participations then in effect. The transferees, in proportion to the respective interests so acquired, shall pay transferor, for its interest in Unit Equipment, the net salvage value thereof as estimated and fixed by Working Interest Owners. After the date of delivery of the transfer, the withdrawing Working Interest. Owner shall be relieved from all further obligations and liability hereunder and under the Unit Agreement, and the rights of such Working interest Owner hereunder and under the Unit Agreement shall cease insofar as they existed by virtue of the interest transferred.

ARTICLE 18

ABANDONMENT OF WELLS

18.1   RIGHTS OF FORMER OWNERS. If Working Interest Owners decide to abandon permanently any well within the Unit Area prior to termination of the Unit Agreement, Unit Operator shall give written notice thereof to the Working Interest Owners of the Tract on which the well is located, and they shall have the option for period of ninety (90) days after the sending of such notice to notify Unit Operator in writing of their election to take over and own the well. Within ten (10) days after the Working Interest Owners of the Tract have notified Unit Operator of their election to take over the well, they shall pay Unit Operator, for credit to the joint account; the amount estimated by Working Interest Owners to be the net salvage value of the casing and equipment in and on the well. The Working Interest Owners of the Tract, by taking over the well, agree to seal off effectively and protect the Unitized Formation, and upon abandonment to plug the well in compliance with applicable laws and regulations.

18.2   PLUGGING. If the Working Interest Owners of a Tract do not elect to take over a well located thereon which is proposed for abandonment, Unit Operator shall plug.and abandon the well in compliance with applicable laws and regulations.

ARTICLE 19

EFFECTIVE DATE AND TERM

19.1   EFFECTIVE DATE. This agreement shall become effective on the date and at the time the Unit Agreement becomes effective.

19.2   TERM. This agreement shall continue in effect so long as the Unit Agreement remains in effect, and thereafter until (a) all unit wells have been abandoned and plugged or turned over to Working Interest Owners in accordance with Article 20, (b) all Unit Equipment and real property acquired for the joint account have been disposed of by Unit Operator in accordance with instructions of Working Interest Owners, and (c) there has been a final accounting.

ARTICLE 20

ABANDONMENT OF OPERATIONS

20.1   TERMINATION. Upon termination of the Unit Agreement the following will occur:

20.1.1  OIL AND GAS RIGHTS. Oil and Gas Rights in and to each separate tract shall no longer be affected by this agreement, and thereafter the parties shall be governed by the terms and provisions of the leases, contracts, and other instruments affecting the separate Tracts.

20.1.2  RIGHT TO OPERATE. Working Interest Owners of any Tract that desire to take over and continue to operate wells located thereon may do so by paying Unit Operator, for credit to the joint account, the net salvage value of the equipment in and on the wells taken over as estimated by Working Interest Owners, and by agreeing to plug properly each well at such time as t is abandoned.

20.1.3  SALVAGING WELLS. Unit Operator shall salvage as much of the casing and equipment in or on wells not taken over by Working Interest Owners of separate Tracts as can economically and reasonably be salvaged, and shall cause the wells to be plugged and abandoned properly.

20.1.4  COST OF SALVAGING. Working Interest Owners shall share the cost of salvaging, liquidation or other distribution of assets and properties used in Unit Operations in proportion to their respective Unit Participations then in effect in which such salvaging, liquidation or other distribution occurs.

ARTICLE 21

EXECUTION

21.1   ORIGINAL COUNTERPART, OR OTHER INSTRUMENT. A party may become a party to this agreement by signing the original of this instrument, a counterpart thereof, or other instrument agreeing to be bound by the provisions hereof. The signing of any such instrument shall have the same effect as if all the parties had signed the same instrument.

ARTICLE 22

SUCCESSORS AND ASSIGNS

22.1   SUCCESSORS AND ASSIGNS. The provisions hereof shall be covenants running with the lands, leases, and interests covered hereby, and shall be binding upon and inure to the benefit of the respective heirs, devisees, legal representatives, successors, and assigns of the parties hereto.

IN. WITNESS WHEREOF, The parties hereto have executed this agreement on the dates opposite their respective signatures.

ATTEST	RESERVE OIL AND GAS COMPANY

[ILLEGIBLE]	[ILLEGIBLE]	January 21, 1970
Assistant Secretary	Vice President	Date

[SEAL]

[ILLEGIBLE]

Recommended by the Council of Petroleum Accountants Societies of North America

[ILLEGIBLE]

EXHIBIT “ E ”

Attached to and made a part of	Unit Operating Agreement
Cooper Jal Unit
Lea County, New Mexico

ACCOUNTING PROCEDURE

JOINT OPERATIONS

I. GENERAL PROVISIONS

1.               Definitions

“Joint Account” shall mean the account showing the charges and credits accruing because of the Joint Operations and which are to be shared by the Parties.

“Joint Property” shall mean the real and personal properly subject to the agreement to which this Accounting Procedure is attached.

“Joint Operations” shall mean all operations necessary or proper for the development, operation, protection and maintenance of the Joint Property.

“Operator” shall mean the party designated to conduct the Joint Operations.

“Non-Operators” shall mean the parties to this agreement other than the Operator.

“Parties” shall mean Operator and Non-Operators.

“Material” shall mean personal properly, equipment or supplies acquired or held for use on the Joint Properly.

“Controllable Material” shall be defined as set forth under the subparagraph selected below:

A.	☒	Material which at the time is so classified in the Material Classification Manual as most recently recommended by the Council of Petroleum Accountants Societies of North America.

B.	☐	Material which is ordinarily so classified and controlled by Operator in the conduct of its operations. List shall be furnished Non-Operators upon request.

2.               Statements and Billings

Operator shall bill Non-Operators on or before the last day of each month for their proportionate share of costs and expenses for the preceding month. Such bills will be accompanied by statements reflecting the total charges and credits as set forth under the subparagraph selected below:

A.	☐	Statement in detail of all charges and credits to the Joint Account.

B.	☐	Statement of all charges and credits to the Joint Account, summarized by appropriate classifications indicative of the nature thereof.

C.	☒

Statement of all charges and credits to the Joint Account, summarized by appropriate classification indicative of the nature thereof, except that items of Controllable Material and unusual charges and credits shall be detailed.

3.               Advances and Payments by Non-Operators

Unless otherwise provided for in the agreement, the Operator may require the Non-Operators to advance their share of estimated cash outlay for the succeeding month’s operation. Operator shall adjust each monthly billing to reflect advances received from the Non-Operators.

Each Non-Operator shall pay its proportion of all bills within fifteen (15) days after receipt. If payment is not made within such time, the unpaid balance shall bear interest monthly at the rate of ten per cent (10%) per annum or the maximum contract rate permitted by the applicable usury laws in the state in which the Joint Property is located, whichever is the lesser.

4.               Adjustments

Payment of any such bills shall not prejudice the right of any Non-Operator to protest or question the correctness thereof; provided however, all bills and statements rendered to Non-Operators by Operator during any calendar year shall conclusively be presumed to be true and correct after twenty-four (24) months following the end of any such calendar year, unless within the said twenty-four (24) month period a Non-Operator takes written exception thereto and makes claim on Operator for adjustment. No adjustment favorable to Operator shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of the Joint Property as provided for in Section VII.

5.               Audits

A Non-Operator, upon notice in writing to Operator and all other Non-Operators, shall have the right to audit Operator’s accounts and records relating to the accounting hereunder for any calendar year within the twenty-four (24) month period following the end of such calendar year; provided however, the making of an audit shall not extend the time for the taking of written exception to and the adjustments of accounts as provided for in Paragraph 4 of this Section I. Where there are two or more Non-Operators, the Non-Operators shall make every reasonable effort to conduct joint or simultaneous audits in a manner which will result in a minimum of inconvenience to the Operator. Operator shall bear no portion of the Non-Operators’ audit cost incurred under this paragraph unless agreed to by the Operator.

6.               Approval by Non-Operators

Where an approval or other agreement of Non-Operators is expressly required under Paragraphs 5A, 5B, 6A and 8 of Section II, Section III, Section V, Section VI, and Paragraph 4 of Section VII, of this Accounting Procedure and if the agreement to which this Accounting Procedure is attached contains no contrary provisions in regard thereto, the Operator shall notify all Non-Operators and the agreement or approval of a majority in interest of the Non-Operators shall be controlling on all Non-Operators.

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II. DIRECT CHARGES

Operator shall charge the Joint Account with the following items:

1.               Rentals and Royalties

Lease rentals and royalties paid by Operator for the Joint Operations.

2.               Labor

A.           (1)          Salaries and wages of Operator’s employees directly employed on the Joint Property in the conduct of Joint Operations.

(2)          Salaries of first-level supervisors in the field if such charges are excluded from overhead rates in Option A of Section III.

(3)          Salaries and wages of technical employees temporarily assigned to and directly employed on the Joint Property if such charges are excluded from overhead rates in Option B of Section III.

(4)          Salaries and wages of technical employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property if such charges are excluded from overhead rates in Option C of Section III.

B.             Operator’s cost of holiday, vacation, sickness and disability benefits and other customary allowances paid to the employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II and Paragraph 1A of Section III; except that in the case of those employees only a pro rata portion of whose salaries and wages are chargeable to the Joint Account under Paragraph 1A of Section III, not more than the same pro rata portion of the benefits and allowances herein provided for shall be charged to the Joint Account. Cost under this Paragraph 2B may be charged on a “when and as paid basis” or by “percentage assessment” on the amount of salaries and wages chargeable to the Joint Account under Paragraph 2A of this Section II and Paragraph 1A of Section III. If percentage assessment is used, the rate shall be based on the Operator’s cost experience.

C.             Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Operator’s labor cost of salaries and wages chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II and Paragraph 1A of Section III.

D.            Reasonable personal expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II and for which expenses the employees are reimbursed under Operator’s usual practice.

3.               Employee Benefits

Operator’s current cost of established plans for employees’ group life insurance, hospitalization, pension, retirement. stock purchase, thrift, bonus, and other benefit plans of a like nature, applicable to Operator’s labor cost chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II and Paragraph 1A of Section III shall be chargeable as indicated in the subparagraph selected below:

A.	☐	Operator’s actual cost.

B.	☒	Operator’s actual cost not to exceed fifteen per cent (15%).

4.               Material

Material purchased or furnished by Operator for use on the Joint Property as provided under Section IV. So far as it is reasonably practical and consistent with efficient and economical operation, only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use; and the accumulation of surplus stocks shall be avoided.

5.               Transportation

Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

A.           If Material is moved to the Joint Property from the Operator’s warehouse or other properties, no charge shall be made to the Joint Account; for a distance greater than the distance from the nearest reliable supply store, recognized barge terminal, or railway receiving point where like material is normally available, unless agreed to by Operator and Non-Operators.

B.             If surplus Material is moved to Operator’s warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store, recognized barge terminal, or railway receiving point unless agreed to by Operators and Non-Operators. No charge shall be made to the Joint Account for moving Material to other properties belonging to Operator, unless agreed to by Operator and Non-Operators.

C.             [ILLEGIBLE]

6.               Services

A.           The cost of contract services and utilities procured from outside sources other than services covered by Paragraph 8 of this Section II and Paragraph 1B of Section III. The cost of professional consultant services shall not be charged to the Joint Account unless agreed to by Operator and Non-Operators.

B.             Use and service of equipment and facilities furnished by Operator as provided in Paragraph 5 of Section IV.

7.               Damages and Losses to Joint Property

All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or other cause, except to the extent that the damage or loss could have been avoided through the exercise of reasonable diligence on the part of Operator. Operator shall furnish Non-Operators written notice of damages or losses incurred as soon as practicable after a report thereof has been received by Operator.

8.               Legal Expense

All costs and expenses of handling, investigating, and settling litigation or claims arising by reason of the Joint Operations or necessary to protect or recover the Joint Property, including, but not limited to, attorney’s fees, court costs, cost of investigation or procuring evidence and amounts paid in settlement or satisfaction of any such litigation or claims; provided, (a) no charge shall be made for the services of Operator’s legal staff or other regularly employed personnel (such services being considered to be Administrative Overhead under Section III), unless agreed to by Operator and Non-Operators, and (b) no charge shall be made for the fees and expenses of outside attorneys unless the employment of such attorneys is agreed to by Operator and Non-Operators.

9.               Taxes

All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, or the production therefrom, and which taxes have been paid by the Operator for the benefit of the Parties.

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10.         Insurance

Net premiums paid for insurance required to be carried on the Joint Property for the protection of the Parties. In the event Joint Operations are conducted in a state in which Operator may act as self-insurer for Workmen’s Compensation and/or Employers Liability under the respective state’s laws. Operator may, at its election, include the risk under its self-insurance program and in that event, Operator shall include a charge therefor on the following basis:

11.         Other Expenditures

Any other expenditure not covered or dealt with in the foregoing provisions of this Section II, or in Section III, and which is incurred by the Operator for the necessary and proper conduct of the Joint Operations.

III. INDIRECT CHARGES

Operator may charge the Joint Account for indirect costs either by use of an allocation of district expense items plus the rate for administrative overhead, and plus the warehousing charges, all as provided for in Paragraph 1 of this Section III or by combining all three of said items under the rates provided for in Paragraph 2 or 3 of this Section III, as indicated next below:

OPERATOR SHALL CHARGE INDIRECT COSTS TO THE JOINT ACCOUNT UNDER THE TERMS OF:

☐	Paragraph 1.	(District Expense, Administrative Overhead and Warehousing)
☒	Paragraph 2.	(Combined Rates - Well Basis)
☐	Paragraph 3.	(Combined Rates - Percentage Basis)

The cost and expense of services from outside sources in connection with matters of taxation, traffic, accounting or matters before or involving governmental agencies shall be considered as included in the overhead rates provided for in the above selected Paragraph of this Section III unless such cost and expense are agreed to by Operator and Non-Operators as a direct charge to the Joint Account.

THE OVERHEAD RATES PROVIDED FOR IN ANY OF THE PARAGRAPHS SELECTED ABOVE

A.	☒	shall	☐	shall not	include salaries and personal expenses of first-level supervisors in the field.
B.	☒	shall	☐	shall not	include salaries, wages and personal expenses of technical employees temporarily assigned to and directly employed on the Joint Property.
C.	☒	shall	☐	shall not	include salaries, wages and personal expenses of technical employees either temporarily or permanently assigned to and directly employed in the operation of the Joint Property.

1.               District Expense, Administrative Overhead and Warehousing

A.           District Expense

Operator shall charge the Joint Account with a pro rata portion of the salaries, wages and expenses of Operator’s production superintendent and other employees serving the Joint Property and other properties of the Operator in the same operating area, whose time is not allocated directly to the properties, and a prorata portion of the cost of maintaining and operating a production office known as Operator’s                                 office located at or near                                     (or a comparable office if location changed); and necessary sub-offices (if any); maintained for the convenience of the above-described office, and all necessary camps, including housing facilities for employees if required, used in connection with the operations of the Joint Property and other properties in the same operating area. The expense of, less any revenue from, such facilities may, at the option of Operator, include depreciation of investment or a fair monthly rental in lieu of depreciation. Such charges shall be apportioned to all properties served on some equitable basis consistent with Operator’s accounting practice.

B.             Administrative Overhead

Operator shall charge administrative overhead to the Joint Account at the following rates, which charge shall be in lieu of the cost and expense of all offices of the Operator not covered by Paragraph 1A of this Section III, including salaries, wages and expenses of personnel assigned to such offices. Such charge shall be in addition to the salaries, wages and expenses of employees of Operator authorized to be charged direct as provided in Paragraphs 2 and 8 of Section II. Such charge shall be made on the basis indicated below, either (1) well basis or (2) percentage basis, at the rates shown thereunder.
(1) ☐  Well Basis

RATE PER WELL PER MONTH

	DRILLING WELL RATE (Use Total Depth)	PRODUCING WELL RATE (Use Current Producing Depth)
Well Depth	Each Well	First Five	Next Five	All Wells Over Ten

(2)          ☐            Percentage Basis

PERCENTAGE BASIS

Development:

                 Percent (   %) of the cost of development of the Joint Property exclusive of costs provided under Paragraph 8 of Section II and all salvage credits.

Operating:

                       Percent (   %) of the cost of operating the Joint Property exclusive of costs provided under Paragraphs 1 and 8 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

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C.             Operator’s Warehouse Operating and Maintenance Expense

☐	Included in district expense
☐	No charge either direct or indirect
☐	Percentage basis (describe fully)

2.               Combined Rates - Well Basis

Operator shall charge the Joint Account for the services covered by Paragraph 1 of this Section III on the basis indicated below:

RATE PER WELL PER MONTH

	DRILLING WELL RATE (Use Total Depth)	PRODUCING WELL RATE (Use Current Producing Depth)
Well Depth	Each Well	First Five	Next Five	All Wells Over Ten
All Depths	$500	$77.00	$77.00	$77.00

3.               Combined Rates - Percentage Basis

Operator shall charge the Joint Account for the services covered by Paragraph 1 of this Section III on the basis indicated below:

PERCENTAGE BASIS

A.           Development:

             Percent (   %) of the cost of development of the Joint Property exclusive of costs provided under Paragraph 8 of Section II and all salvage credits.

B.             Operating:

                        Percent (   %) of the cost of operating the Joint Property exclusive of costs provided under Paragraphs 1 and 8 of Section II, all salvage credits, the value of injected substances purchased for secondary recovery and all taxes and assessments which are levied, assessed and paid upon the mineral interest in and to the Joint Property.

4.               Application of Administrative Overhead or Combined Rates - Well Basis

The following limitations, instructions and charges shall apply in the application of the rates as provided under either Paragraph 1B (1) or Paragraph 2 of this Section III.

A.           Charges for drilling wells shall begin on the date each well is spudded and terminate on the date the drilling or completion rig is released, whichever is later, except that no charge shall be made during the suspension of drilling operations for fifteen (15) or more consecutive days.

B.             The status of wells shall be as follows:

(1)          Producing [ILLEGIBLE] wells; injection wells for recovery operations, water supply wells utilized for waterflooding operations and salt water disposal wells shall be considered the same as producing oil wells.

(2)          Wells permanently shut down but on which plugging operations are deferred shall be dropped from the well schedule at the time the shutdown is effected. Any well being plugged or produced during any portion of the month shall be considered as a producing well for the entire month.

(3)          Wells being plugged back, drilled deeper, converted to a source or input well, or which are undergoing any type of workover that requires the use of a drilling rig or workover. rig capable of drilling shall be considered the same as drilling wells.

(4)          Temporarily shut-down wells, which are not produced or worked upon for a period of a full calendar month, shall not be included in the well schedule, provided however, wells shut in by governmental regulatory body shall be included in the well schedule only in the event the allowable production is transferred to some other well or wells on the Joint Property. In the event of a unit allowable, shut-in wells shall be counted in determining the charge hereunder for such month if said wells contribute allowable production that is actually produced during such month from one or more unit wells as a result of allowable transfer, inclusion in the unit allowable or other circumstances, but the total shut-in well count shall be limited to the minimum number of shut-in wells necessary to provide the contributed allowable actually produced during the month.

(5)          Gas wells shall be included in the well schedule if directly connected to a permanent sales outlet even though temporarily shut in due to overproduction or failure of purchaser to lake the allowed production.

(6)          Wells completed in multiple horizons, shall be considered as a producing well for each separately producing horizon, providing each completion is considered a separate well by governmental or other state-wide regulatory authority.

C.             The well rates or producing wells shall be applied to the individual leases: provided that, whenever leases covered by this agreement are operated as a unitized project, the well rates shall be applied to the total number of producing wells, irrespective of individual leases.

D.            The well rates shall be adjusted as of the first day of April each year following the effective date of the agreement to which this Accounting Procedure is attached. The adjustment shall be computed by multiplying the rate currently in use by the percentage increase or decrease in the average weekly earnings of Crude Petroleum and Gas Production Workers for the last calendar year compared to the preceding calendar year as shown by “The Index of Average Weekly Earnings of Crude Petroleum and Gas Production Workers” as published by the United States Department of Labor, Bureau of Labor Statistics, or the equivalent Canadian Index as published by the Dominion Bureau of Statistics, as applicable. The adjusted rates shall be the rates currently in use, plus or minus the computed adjustment.

5.               Application of Administrative Overhead or Combined Rates - Percentage Basis

For the purpose of determining charges on a Percentage Basis under Paragraph 1B (2) or Paragraph 3 of this Section III, Development shall include all costs in connection with drilling, redrilling, deepening or any remedial operations on any or oil wills involving the use of drilling crew and equipment; also, preliminary expenditures necessary in preparation for drilling and expenditures incurred in abandoning when well is not completed as a producer; and original cost of construction or installation of fixed assets, the expansion of fixed assets and any other project clearly discernible as a fixed asset, except Major Construction as defined in Paragraph 6 of this Section III. All other costs shall be considered as Operating.

6.               Major Construction Overhead

For the construction of compressor plants, water stations, secondary recovery systems, drilling and production platforms, salt water disposal facilities, and other such projects, as distinguished from the more usual drilling

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and producing operations, Operator in addition to the Administrative Overhead or Combined Rates provided for in Paragraph 1, 2 or 3 of this Section III shall either negotiate a rate prior to beginning of construction or shall charge the Joint Account with an additional overhead charge as follows:

A.           Total cost less than $25,000, no charge.

B.             Total cost more than $25,000, but less than $100,000. 3% of total cost.

C.             Total cost of $100,000 or more, 3% of the first $100,000 plus 2% of all over $100,000 of total cost.

Total cost shall mean the total gross cost of any one project. For the purpose of this paragraph the component parts of a single project shall not be treated separately and the cost of drilling wells shall be excluded.

7.               Amendment of Rates

The specific rates provided for in this Section III may be amended from time to time by mutual agreement between the Parties hereto if, in practice, the rates are found to be insufficient or excessive.

IV. BASIS OF CHARGES TO JOINT ACCOUNT

Subject to the further provisions of this Section IV. Operator will procure all Material and services for the Joint Property. At the Operator’s option, Non-Operators may supply Material or services for the Joint Property.

1.               Purchases

Material purchased and service procured shall be charged at the price paid by Operator after deduction of all discounts actually received.

2.               Material furnished from Operator’s Warehouse or Other Properties

A.           New Material (Condition “A”)

(1)          Tubular goods, except line pipe, shall be priced on a maximum carload and/or barge load weight basis regardless of quantity transferred and equalized to the lowest prevailing price f.o.b. railway receiving point or recognized barge terminal nearest the Joint Property where such Material is normally available able effective at date of transfer.

(2)          Line pipe shall be priced at the current replacement cost effective at date of transfer from a reliable supply store nearest the Joint Property where such Material is normally available if the movement is less than 30,000 pounds. If the movement is 30,000 pounds or more, it shall be priced on the same basis as casing and tubing under Subparagraph (1) of this paragraph.

(3)          When the Operator has equalized actual hauling costs as provided for in Paragraph 5 of Section II, Operator is permitted to include ten cents (10c) per hundred-weight on all tubular goods furnished from his stocks in lieu of loading and unloading costs sustained.

(4)          Other Material shall be priced at the current replacement cost of the same kind of Material, effective at date of movement and f.o.b. the supply store or railway receiving point nearest the Joint Property where Material of the same kind is normally available.

(5)          The Joint Account shall not be credited with cash discounts applicable to prices provided for in this Paragraph 2 of Section IV.

B.             Used Material (Condition “B” and “C”)

(1)          Material in sound and serviceable condition and suitable for reuse without reconditioning, shall be classified as Condition “B” and priced at seventy-five per cent (75%) of the current price of new Material.

(2)          Material which is not suitable for its original function until after reconditioning shall be furnished to the Joint Account under lone of the two methods defined below:

(a)          Classified as Condition “B” and priced at seventy-five per cent (75%) of the current price of new Material. The cost of reconditioning shall be absorbed by the Operator of the transferring properly.

(b)         Classified as Condition “C” and priced at fifty per cent (50%) of current price or new Material. The cost of reconditioning also shall be charged to the receiving property, provided Condition “C” value, plus cost of reconditioning, does not exceed Condition “B” value.

(3)          Obsolete Material or Material which cannot be classified as Condition “B” or Condition “C” shall be priced at a value commensurate with its use. Material no longer suitable for its original purpose but usable for some other purpose, shall be priced on a basis comparable with that of items normally used for such other purpose.

(4)          Material involving erection costs shall be charged at applicable percentage of the Current knocked-down price of new Material.

3.               Premium Prices

Whenever Material is not readily obtainable at prices specified in Paragraphs 1 and 2 of this Section IV because of national emergencies, strikes or other unusual causes over which the Operator has no control, the Operator may charge the Joint Account for the required Material at the Operator’s actual cost incurred in procuring such Material, in making it suitable for use, and in moving it to the Joint Property, provided, that notice in writing is furnished to Non-Operators of the proposed charge prior to billing Non-Operators for such Material. Each Non-Operator shall have the right, by so electing and notifying Operator within 10 days after receiving notice from Operator, to furnish in kind all or part of his share of such Material suitable for use and acceptable to Operator.

4.               Warranty of Material Furnished by Operator

Operator does not warrant the Material furnished. In case of defective Material, credit shall not be passed to the Joint Account until adjustment has been received by Operator from the manufacturers or their agents.

5.               Equipment and Facilities Furnished by Operator

A.           Operator shall charge the Joint Account for use of equipment and facilities at rates commensurate with cost of ownership and operation. Such rates shall include cost of maintenance, repairs, other operating expense, insurance, taxes, depreciation, and interest on investment not to exceed six per cent (6%) per annum, provided such rates shall not exceed those currently prevailing in the immediate area within which the Joint Property is located. In lieu of rates based on costs of ownership and operation of equipment, other than automotive, Operator may elect to use commercial rates prevailing in the area of the Joint Property less 20%; for automotive equipment, rates as published by the Petroleum Motor Transport Association may be used. Rates for laboratory services shall not exceed those currently prevailing if performed by

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outside service laboratories. Rates for trucks, tractors and well service units may include wages and expenses of operator.

B.             Whenever requested, Operator shall inform Non-Operators in advance of the rates it proposes to charge.

C.             Rates shall be revised and adjusted from time to time when found to be either excessive or insufficient.

V. DISPOSAL OF MATERIAL

The Operator may purchase, but shall be under no obligation to purchase, interest of Non-Operators in surplus Condition “A” or “B” Material. The disposition of surplus Controllable Material, not purchased by Operator, shall be agreed to by Operator and Non-Operators, provided Operator shall dispose of normal accumulations of junk and scrap Material either by transfer or sale from Joint Property.

1.               Material Purchased by the Operator or Non-Operators.

Material purchased by either the Operator or Non-Operators shall be credited by the Operator to the Joint Account for the month in which the Material is removed by the purchaser.

2.               Division in Kind

Division of Material in kind, if made between Operator and Non-Operators, shall be in proportion to the respective interests in such Material. The Parties will thereupon be charged individually with the value of the Material received or receivable. Proper credits shall be made by the Operator to the Joint Account.

3.               Sales to Outsiders

Sales to outsiders of Material from the Joint Property shall be credited by Operator to the Joint Account at the net amount collected by Operator from vendee. Any claim by vendee related to such sale shall be charged back to the Joint Account if and when paid by Operator.

VI. BASIS OF PRICING MATERIAL TRANSFERRED FROM JOINT ACCOUNT

Material purchased by either Operator or Non-Operators or divided in kind, unless agreed to by Operator and Non-Operators shall be priced on the following basis:

1.               New Price Defined

New price as used in this Section VI shall be the price specified for new Material in Section IV.

2.               New Material

New Material (Condition “A”), being new Material procured for the Joint Property but never used, at one hundred per cent (100%) of current new price (plus sales tax if any).

3.               Good Used Material

Good used Material (Condition “B”), being used Material in sound and serviceable condition, suitable for reuse without reconditioning:

A.  At seventy-five per cent (75%) of current new price if Material was charged to Joint Account as new, or

B.  At sixty-five per cert (65%) of current new price if Material was originally charged to the Joint Account as secondhand at seventy-five per cent (75%) of new price.

4.               Other Used Material

Used Material (Condition “C”), at fifty per cent (50%) of current new price, being used Material which:

A.  Is not in sound and serviceable condition but suitable for reuse after reconditioning, or

B.  Is serviceable for original function but not suitable for reconditioning.

5.               Bad-Order Material

Material (Condition “D”), no longer suitable for its original purpose without excessive repair cost but usable for some other purpose at a price comparable with that of items normally used for such other purpose.

6.               Junk Material

Junk Material (Condition “E”), being obsolete and scrap Material, at prevailing prices.

7.               Temporarily Used Material

When the use of Material is temporary and its service to the Joint Property does not justify the reduction in price as provided for in Paragraph 3B of this Section VI, such Material shall be priced on a basis that will leave a net charge to the Joint Account consistent with the value of the service rendered.

VII. INVENTORIES

The Operator shall maintain detailed records of Controllable Material.

1.               Periodic Inventories, Notice and Representation

At reasonable intervals, inventories shall be taken by Operator of the Joint Account Controllable Material. Written notice of intention to take inventory shall be given by Operator at least thirty (30) days before any inventory is to begin so that Non-Operators may be represented when any inventory is taken.  Failure of Non-Operators to be represented at an inventory shall bind Non-Operators to accept the inventory taken by Operator.

2.               Reconciliation and Adjustment of Inventories

Reconciliation of inventory with the Joint Account shall be made, and a list of overages and shortages shall be furnished to the Non-Operators. Inventory adjustments shall be made by Operator with the Joint Account for overages and shortages, but Operator shall be held accountable to Non-Operators only for shortages due to lack of reasonable diligence.

3.               Special Inventories

Special Inventories may be taken whenever there is any sale or change of interest in the Joint Property. It shall be the duty of the party selling to notify all other Parties as quickly as possible after the transfer of interest takes; place. In such cases, both the seller and the purchaser shall be governed by such inventory.

4.               Expense of Conducting Periodic Inventories

The expense of conducting periodic inventories shall not be charged to the Joint Account unless agreed to by Operator and Non-Operators.

6

EXHIBIT “F”
ATTACHED TO UNIT OPERATING AGREEMENT
COOPER JAL UNIT
LEA COUNTY, NEW MEXICO

INSURANCE PROVISIONS

Unit Operator, during the term of the Unit Operating Agreement, shall carry insurance for the benefit and at the expense of the parties hereto as follows:

(1)                                  Employers’ Liability Insurance with Limit of not less than $100,000.00 per employee.

(2)                                  Public Liability and Property Damage Insurance with limits of not less than

$100,000.00 for injuries to or death of one person and

$300,000.00 for injuries or deaths in one accident, and

$100,000.00 for property damage in one accident

(3)                                  Automobile Public Liability and property Damage Insurance with limits of not less than

$100,000.00 for injuries to or death of one person and

$300,000.00 for injuries or deaths in one accident, and

$100,000.00 for property damage in one accident

Except as authorized by Article 9 and by this Exhibit E, Unit Operator shall not make any charge to the joint account for insurance premiums. Losses not covered by Unit Operator’s insurance (or by insurance required by this Unit Operating Agreement to be carried for the benefit and at the expense of the parties hereto) shall be charged to the joint account.

REVISED EXHIBIT “D”

	TRACT	UNIT PARTICIPATION - PERCENT
WORKING INTEREST OWNERS	NO.	PHASE I	PHASE II

Richardson, Sarah B., Individually and as Trustee U/W/O Jack Richardson	17	.76077	1.09252

Sivley, T. J.	5	2.62755	3.50737

Sowell, Adele Irvine	26	.87769	.56428

Strain, Jr., Charles Hunter	21	.26576	.13925

Strain, Clara Margaret	21	.53152	.27851

Tenneco Oil Company	21	1.06303	.55701

Texaco Inc.	1	5.22514	6.60717

Texas Pacific Oil Company, Inc.	3	.41979	.65271
	11	—	.39458
	12	3.01793	.18670
	13	1.12888	1.17095
	22	—	.13712
	23	.62869	.81910
	26	4.00653	2.57585
		9.20182	5.93701

TOTALS		100.00000	100.00000

2

CERTIFICATE AS TO EFFECTIVE DATE
OF COOPER JAL UNIT AGREEMENT
LEA COUNTY, NEW MEXICO

RESERVE OIL AND GAS COMPANY, Unit Operator under the Unit Agreement for the development and operation of the Cooper Jal Unit Area, Lea County, New Mexico, hereby certifies:

1.             The Unit Agreement and the Unit Operating Agreement have been executed or ratified by Working Interest Owners owning Tracts with a combined Phase I unit participation of at least 85% and the Unit Agreement has been executed or ratified by Royalty Owners owning Tracts with a combined Phase I unit participation of at least 65% of the royalty interest in the Unit Area.

2.             The Unit Agreement was approved by the New Mexico Oil Conservation Commission on August 25, 1970, by its Order No. R-4018 in Case No. 4402.

3.             The Unit Agreement was approved by the Regional Oil and Gas Supervisor for the United States Geological Survey on September 29, 1970, as Contract No. 14-08.0001-11584.

4.             A counterpart of the Unit Agreement has been recorded in Book 292. at Page 352 of the Miscellaneous Records of Lea County, New Mexico.

5.             Pursuant to the provisions of Article XXII, the Cooper Jal Unit Agreement became effective as of 7:00 A.M. on October 1, 1970.

6.             All of the Tracts as shown on the original Exhibit “B” have qualified under the provisions of Article XIV of the Unit Agreement except Tract No. 27 which was not qualified for participation on the Effective Date of the Unit Agreement.

DATED this 1st day of October, 1970.

RESERVE OIL AND GAS COMPANY

By:	[ILLEGIBLE]
Attorney-in-Fact

STATE OF TEXAS	)
COUNTY OF DALLAS	)	ss.

The foregoing instrument was acknowledged before me this 1st day of October, 1970, by [ILLEGIBLE], Attorney-in-Fact for RESERVE OIL AND GAS COMPANY, a corporation, on behalf of said corporation.

[ILLEGIBLE]
	Notary Public	STATE OF NEW MEXICO
My commission expires:	[SEAL] [ILLEGIBLE]	COUNTY OF LEA
[ILLEGIBLE]		FILED

[SEAL] [ILLEGIBLE]

OCT 1 1970

[ILLEGIBLE]

		[ILLEGIBLE]	7.93720

Lind, Dorothy B.	5	2.62755	3.50737

Mallard, Margaret Strain	21	.26576	.13925

Petroleum Corporation of Texas	4	2.96428	3.07169
	14	1.81369	1.38309
	16	2.03666	1.55721
	19	—	2.04360
	25	1.60775	4.16529
		8.42238	12.22088

Reserve Oil and Gas Company	4	2.96428	3.07170
	8	1.04565	1.40039
	12	.43113	—
	16	6.10997	4.67164
	18	1.44471	.69461
	19	—	2.04360
	21	2.12606	1.11402
	22	—	.13712
	25	1.60774	4.16530
	26	6.10528	3.92516
		21.83482	21.22354

(3)          Automobile Public Liability and Property Damage Insurance with limits of not less than

$100,000.00 for injuries to or death of one person and

$300,000.00 for injuries or deaths in one accident, and

$100,000.00 for property damage in one accident

Except as authorized by Article 9 and by this Exhibit E, Unit Operator shall not make any charge to the joint account for insurance premiums. Losses not covered by Unit Operator’s insurance (or by insurance required by this Unit Operating Agreement to be carried for the benefit and at the expense of the parties hereto) shall be charged to the joint account.

REVISED

EXHIBIT “D”

ATTACHED TO UNIT OPERATING AGREEMENT

COOPER JAL UNIT

LEA COUNTY, NEW MEXICO

AS OF OCTOBER 1, 1970

	TRACT	UNIT PARTICIPATION - PERCENT
WORKING INTEREST OWNERS	NO.	PHASE I	PHASE II

Amerada-Hess	2	9.30905	9.35239

Atlantic Richfield Company	8	1.04564	1.40039
	9	5.17186	4.60371
	14	1.81369	1.38308
	15	—	2.35558
	16	8.14662	6.22885
	17	.76077	1.09252
	18	1.44471	.69461
		18.38329	17.75874

Bauerdorf Estate	26	1.22106	.78503

Cities Service Oil Company	6	—	.58159
	7	2.77474	.54138
		2.77474	1.12297

Continental Oil Company	5	5.25511	7.01475

Hansen Oil Company	6	—	.11632

Harlan, John L.	10	—	.13844

Humble Oil & Refining Company	20	6.42925	4.34856
	24	2.92371	3.58864
		9.35296	7.93720

Lind, Dorothy B.	5	2.62755	3.50737

Mallard, Margaret Strain	21	.26576	.13925

Petroleum Corporation of Texas	4	2.96428	3.07169
	14	1.81369	1.38309
	16	2.03666	1.55721
	19	—	2.04360
	25	1.60775	4.16529
		8.42238	12.22088

Reserve Oil and Gas Company	4	2.96428	3.07170
	8	1.04565	1.40039
	12	.43113	—
	16	6.10997	4.67164
	18	1.44471	.69461
	19	—	2.04360
	21	2.12606	1.11402
	22	—	.13712
	25	1.60774	4.16530
	26	6.10528	3.92516
		21.83482	21.22354

REVISED EXHIBIT “D”

	TRACT	UNIT PARTICIPATION - PERCENT
WORKING INTEREST OWNERS	NO.	PHASE I	PHASE II

Richardson, Sarah B.,
Individually and as Trustee
U/W/O Jack Richardson	17	.76077	1.09252

Sivley, T. J.	5	2.62755	3.50737

Sowell, Adele Irvine	26	.87769	.56428

Strain, Jr., Charles Hunter	21	.26576	.13925

Strain, Clara Margaret	21	.53152	.27851

Tenneco Oil Company	21	1.06303	.55701

Texaco Inc.	1	5.22514	6.60717

Texas Pacific Oil Company, Inc.	3	.41979	.65271
	11	—	.39458
	12	3.01793	.18670
	13	1.12888	1.17095
	22	—	.13712
	23	.62869	.81910
	26	4.00653	2.57585
		9.20182	5.93701

TOTALS		100.00000	100.00000

2

CERTIFICATE AS TO EFFECTIVE DATE
OF COOPER JAL UNIT AGREEMENT
LEA COUNTY, NEW MEXICO

RESERVE OIL AND GAS COMPANY, Unit Operator under the Unit Agreement for the development and operation of the Cooper Jal Unit Area, Lea County, New Mexico, hereby certifies:

1.     The Unit Agreement and the Unit Operating Agreement have been executed or ratified by Working Interest Owners owning Tracts with a combined Phase I unit participation of at least 85% and the Unit Agreement has been executed or ratified by Royalty Owners owning Tracts with a combined Phase I unit participation of at least 65% of the royalty interest in the Unit Area.

2.     The Unit Agreement was approved by the New Mexico Oil Conservation Commission on August 25, 1970, by its Order No. R-4018 in Case No. 4402.

3.     The Unit Agreement was approved by the Regional Oil and Gas Supervisor for the United States Geological Survey on September 29, 1970, as Contract No. 14-08.0001-11584.

4.     A counterpart of the Unit Agreement has been recorded in Book 292 at Page 352 of the Miscellaneous Records of Lea County, New Mexico.

5.     Pursuant to the provisions of Article XXII, the Cooper Jal Unit Agreement became effective as of 7:00 A.M. on October 1, 1970.

6.     All of the Tracts as shown on the original Exhibit “B” have qualified under the provisions of Article XIV of the Unit Agreement except Tract No. 27 which was not qualified for participation on the Effective Date of the Unit Agreement.

DATED this 1st day of October, 1970.

RESERVE OIL AND GAS COMPANY

By:	[ILLEGIBLE]
Attorney-in-Fact

STATE OF TEXAS	)
COUNTY OF DALLAS	) ss.

The foregoing instrument was acknowledged before me this 1st day of October, 1970, by [ILLEGIBLE], Attorney-in-Fact for RESERVE OIL AND GAS COMPANY, a corporation, on behalf of said corporation.

[ILLEGIBLE]
	Notary Public	STATE OF NEW MEXICO
My commission expires:	[SEAL] [ILLEGIBLE]	COUNTY OF LEA
[ILLEGIBLE]	FILED

[SEAL] [ILLEGIBLE]

OCT 1 1970

[ILLEGIBLE]

R-36-E
R-37-E
T-24-S

LEGEND:

- UNIT BOUNDARY
- TRACT NUMBER
- FEDERAL ACREAGE

EXHIBIT A

COOPER JAL UNIT

JALMAT AND LANGLIE MATTIX FIELDS

Lea County, New Mexico

COOPER JAL UNIT
LEA COUNTY, NEW MEXICO

SCHEDULE OF OWNERSHIP

TRACT NO.	DESCRIPTION OF LAND	NO. ACRES	SERIAL NO. AND LEASE NAME	BASIC ROYALTY OWNER AND PERCENTAGE	LESSEE OF RECORD	OVERRIDING ROYALTY OWNER AND PERCENTAGE	WORKING INTEREST OWNER AND PERCENTAGE

1	T245, R37E	156.16	LC-032592(b)	USA - All	Texaco Inc.	None	Texaco Inc.	100.000%
	Section 30:		H.B.P.	(Schedule D)
	Lots 1 and 2
	and E/2 NW/4

2	T245, R37E	156.18	LC-032715	USA - All	Amerada Petroleum Corporation	Supplement Note	Amerada Petroleum Corporation	100.000%
	Section 19:		H.B.P.	(Schedule B)		No. 1
	Lots 3 and 4
	and E/2 SW/4

3	T245, R36E	40.00	LC-054665(b)	USA - All	Texas Pacific Oil Company, Inc. -	Supplement Note	Texas Pacific Oil Company, Inc.	100.000%
	Section 26:		H.B.P.	(Schedule D)	7/12	No. 2	(Down to 4,000 Feet)
	NE/4 NE/4				Allied Chemical Co. - 5/12

4	T245, R36E	80.00	LC-063965	USA - All	Phillips Petroleum Corp.	Supplement Note	Petroleum Corporation of Texas	50.000%
	Section 24:		H.B.P.	(Schedule B)		No. 3	(Down to 3,750 Feet)
	E/2 SE/4						Reserve Oil and Gas Company
							(Down to 3,750 Feet)

5	T245, R37E	156.22	NM-0321613	USA - All	Estate of Abner M. Jack; Annie	Supplement Note	Continental Oil Company (Down to	50.000%
	Section 19:		H.B.P.	(Schedule D)	May Kavanaugh; Estate of Guy	No. 4	Base of Queen Formation)
	Lots 1 and 2				Jack, Jr.; Estate of Florence		T. J. Sivley (Down to Base of	25.000%
	and E/2 NW/4				Jack Mayo; W. M. Beauchamp,		Queen Formation)
					Guardian for Wm. Howard Jack		Dorothy B. Lind (Down to Base of	25.000%
							Queen Formation)

6	T245, R37E	80.00	NM-0321613	USA - All	Estate of Abner M. Jack; Annie	Supplement Note	Cities Service Oil Company	63.333%
	Section 18:		H.B.P.	(Schedule D)	May Kavanaugh; Estate of Guy	No. 5	(Surface to 3,750 Feet)
	E/2 SW/4				Jack, Jr.; Estate of Florence		Hanson Oil Company	16.667%
					Jack Mayo; W. M. Beauchamp,		(Surface to 3,750 Feet)
					Guardian for Wm. Howard Jack

7(a)	T245, R37E	38.11	NM-0321613	USA - All	Estate of Abner M. Jack; Annie	Supplement Note	Cities Service Oil Company	100.000%
	Section 18:		H.B.P.	(Schedule D)	May Kavanaugh; Estate of Guy	No. 6	(Down to 3,750 Feet)
	Lo: 3				Jack, Jr.; Estate of Florence
					Jack Mayo; W. M. Beauchamp,
					Guardian for Wm. Howard Jack

TRACT NO.	DESCRIPTION OF LAND	NO. ACRES	SERIAL NO. AND LEASE NAME	BASIC ROYALTY OWNER AND PERCENTAGE	LESSEE OF RECORD	OVERRIDING ROYALTY OWNER AND PERCENTAGE	WORKING INTEREST OWNER AND PERCENTAGE

7(b)	T24S. R37E Section 18: Lot 4	38.12	NM-0321613 H. B. P.	USA - All (Schedule D)	Estate of Abner M. Jack; Annie May Kavanaugh; Estate of Guy Jack, Jr.; Estate of Florence Jack Mayo; W. M. Beauchamp, Guardian for Wm. Howard Jack	Supplement Note No. 6	Cities Service Oil Company (Down to 3,750 Feet)	100.000%

8	T24S. R37E Section 18: N/2 NE/4	30.00	Adrews H. B. P	Supplement Note No. 7	Reserve Oil and Gas Company Atlantic Richfield Company	Supplement Note No.7	Reserve Oil and Gas Company Atlantic Richfield Company	50.000% 50.000%

9	T24S. R37E Section 18: NW/4 NW/4 (Lot 1) and E/2 NW/4	118.10	Bates, C. T. H. B. P.	Supplement Note No. 8	Atlantic Richfield Company	None	Atlantic Richfield Company	100.000%

10	T24S. R37E Section 18: SW/4 NW/4	38.11	Bates, C. T. H. B. P.	Supplement Note No. 9	John L. Harian	Supplement Note No. 9	John L. Harian (Oil Rights Only Down to 3,855 Feet) Atlantic Richfield Company (Gas Rights Down to 3,855 Feet)	100.000%

11	T24S. R37E Section 18: SW/4 SE/4	40.00	Bates, C. T. H. B. P.	Supplement Note No. 10	Texas Pacific Oil Co., Inc.	Supplement Note No. 10	Texas Pacific Oil Co., Inc.	100.000%

12	T24S. R37E Section 18: NW/4 SE/4	40.00	Blankenship H. B. P.	Supplement Note No. 11	Texas Pacific Oil Co., Inc.	Supplement Note No. 11	Texas Pacific Oil Co., Inc.	100.000%

13	T24S. R36E Section 14: SE/4 SE/4	40.00	Cooper, J. W. H. B. P.	Supplement Note No. 12	Texas Pacific Oil Co., Inc.	None	Texas Pacific Oil Co., Inc.	100.000%

14	T24S. R36E Section 13: N/2 SE/4 and SW/4 SE/4	120.00	Dunn, Maggie H. B. P.	Supplement Note No. 13	Petroleum Corp. of Texas Atlantic Richfield Company	Supplement Note No. 13	Petroleum Corporation of Texas (Down to 4,000 Feet) Atlantic Richfield Company (Down to 4,000 Feet)	50.000% 50.000%

15	T24S. R36E Section 13: SE/4 SE/4	40.00	Dunn, Maggie H. B. P.	Supplement Note No. 14	Atlantic Richfield Company	None	Atlantic Richfield Company	100.000%

EXHIBIT “B” TO UNIT AGREEMENT

TRACT NO.	DESCRIPTION OF LAND	NO. ACRES	SERIAL NO. AND LEASE NAME	BASIC ROYALTY OWNER AND PERCENTAGE	LESSEE OF RECORD	OVERRIDING ROYALTY OWNER AND PERCENTAGE	WORKING INTEREST OWNER AND PERCENTAGE

16	T24S. R36E Section 24:	120.00	Dunn, Maggie H. B. P.	Supplement Note No. 15	Atlantic Richfield Company	Supplement Note No. 15	Atlantic Richfield Company (Down to 4,000 Feet)	50.000%
	E\2 NE\4 and SW/4 NE/4				Reserve Oil and Gas Company		Reserve Oil and Gas Company (Down to 4,000 Feet)	37.500%
					Petroleum Corporation of Texas		Petroleum Corporation of Texas (Down to 4,000 Feet)	12.500%

17	T24S. R36E	40.00	Dunn Unit	Supplement Note	Atlantic Richfield	None	Atlantic Richfield Company	50.000%
	Section 24: NW/4 NE/4		H. B. P.	No. 16	Company		Richardson, Sarah B., Individually and as Trustee U/W/O Jack Richardson	50.000%

18	T24S. R37E Section 18:	80.00	Gutman, Charles H. B. P.	Supplement Note No. 17	Reserve Oil and Gas Company	Supplement Note No. 17	Reserve Oil and Gas Company (Down to 3,800 Feet)	50.000%
	S/2 NE/4				Atlantic Richfield Company		Atlantic Richfield Company (Down to 3,800 Feet)	50.000%

19	T24S. R36E	160.00	Harrison,	Supplement Note	Petroleum Corporation	Supplement Note	Petroleum Corporation of Texas	50.000%
	Section 25:		Sally W.	No. 18	of Texas	No. 18
	NW/4		H. B. P.		Reserve Oil and Gas Company		Reserve Oil and Gas Company	50.000%

20	T24S. R36E Section 24: NW/4	160.00	Hunter E. E. H. B. P.	Supplement Note No. 19	Humble Oil and Refining Co.	None	Humble Oil and Refining Co.	100.000%

21	T24S. R36E Section 13:	160.00	Hunter Edns. E. H. B. P.	Supplement Note No. 20	Reserve Oil and Gas Company	Supplement Note No. 20	Reserve Oil and Gas Company (Down to 3,750 Feet)	50.000%
	SW/4				Tenneco Oil Company		Tenneco Oil Company (Down to 3,750 Feet)	25.000%
					Margaret Strain Maliard		Margaret Strain Maliard (Down to 3,750 Feet)	6.250%
					Clara Margaret Strain		Clara Margaret Strain (Down to 3,750 Feet)	12.500%
					Charles Hunter Strain		Charles Hunter Strain (Down to 3,750 Feet)	6.250%

22	T24S. R37E Section 18:	40.00	Russell, P. G. H. B. P.	Theodore Low Company, Inc. -	Reserve Oil and Gas Company	Supplement Note No. 21	Reserve Oil and Gas Company	50.000%
	NW/4 SE/4			All	Texas Pacific Oil Co., Inc.		Texas Pacific Oil Co., Inc.	50.000%

23	T24S. R37E Section 18: SE/4 SE/4	40.00	Russell, H. B. P.	Theodore Low Company, Inc. - All	Texas Pacific Oil Co., Inc.	Supplement Note No. 22	Texas Pacific Oil Co., Inc.	100.000%

3

EXHIBIT “B” TO UNIT AGREEMENT

TRACT NO.	DESCRIPTION OF LAND	NO. ACRES	SERIAL NO. AND LEASE NAME	BASIC ROYALTY OWNER AND PERCENTAGE	LESSEE OF RECORD	OVERRIDING ROYALTY OWNER AND PERCENTAGE	WORKING INTEREST OWNER AND PERCENTAGE

24	T24S. R36E Section 23: S/2 SE/4 Section 24: W/2 SW/4	160.00	Thomas, A. E. H. B. P.	Supplement Note No. 23	Humble Oil and Refining Co.	None	Humble Oil and Refining Co.	100.000%

25	T24S. R36E Section 24:	160.00	Thomas, Ada H. B. P.	Supplement Note No. 24	Petroleum Corporation of Texas	Supplement Note No. 24	Petroleum Corporation of Texas (Down to 3,750 Feet)	50.000%
	E/2 SW/4 and W/2 SE/4				Reserve Oil and Gas Company		Reserve Oil and Gas Company (Down to 3,750 Feet)	50.000%

26	T24S. R36E Section 25:	160.00	Van Zandit H. B. P.	Supplement Note No. 25	Reserve Oil and Gas Company	Supplement Note No. 25	Reserve Oil and Gas Company (Down to 3,750 Feet)	50.000%
	NE/4				Texas Pacific Oil Company, Inc.		Texas Pacific Oil Company, Inc.	32.613%
					Adele Irvine Sowell		Adale Irvine Sowell	7.187%
					George Bauerdori Estate		George Bauerdorf Estate	10.000%

27	T24S. R36E	40.00	Woolworth,	Supplement Note	L. A. Johnson	None	Johnny French	25.000%
	Section 26:		C. D.	No. 26	Johnny French		Title French	25.000%
	SE/4 NE/4		H. B. P.				L. A. Johnson	30.000%

SUMMARY OF COOPER JAL UNIT AGREAGE

	NUMBER OF ACRES	PERCENT OF UNIT

Federal Lands	744.79	26.26%
State Lands	None	—
Fee Lands	1,836,21	71.14%

Total	2,581.00	100.00%

4

SUPPLEMENT TO EXHIBIT “B” TO UNIT AGREEMENT

COOPER JAL UNIT

LEA COUNTY, NEW MEXICO

NOTE NO. I - UNDER TRACT NO. 2

OVERRIDING ROYALTY OWNER

Atlantic Richfield Company	.37500%
Bonnie R. Etz	.50000%
George Etz	.50000%
Fluor Corporation	.50000%

NOTE NO. 2 - UNDER TRACT NO. 3

OVERRIDING ROYALTY OWNER

None

$9,314,423.00 Production from this and other leases payable to Prudential Insurance Company of America payable out of 65% of Texas Pacific’s Net Interest.

$1,125,000.00 Production Payment out of this and other leases payable to Howard Olsen (1/2) and The Estate of R. Olsen, Deceased (1/2) payable out of 6.25% of Texas Pacific’s Net Interest.

$5,875,000.00 Production Payment out of this and other leases payable to Howard Olsen (1/2) and The Estate of R. Olsen, Deceased (1/2) payable out of 12.5% of Texas Pacific’s Net Interest after the $1,125,000.00 Production Payment payout.

NOTE NO. 3 - UNDER TRACT NO. 4

OVERRIDING ROYALTY OWNER

Phillips Petroleum Company	* 12.50000%
* When production during any calendar month averages over 15 barrels per well per day.	* 5.00000%

* When production during any calendar month averages less than 15 barrels per well per day.

$245,000.00 Production Payment plus 6-1/2% interest from this and other leases payable to A. M. C. Corporation out of 65% of 75% of Petco’s Net Interest.

$690,000.00 Production Payment plus 5% interest from this and other leases payable to Permian Charitable Foundation of Midland, Texas, Inc. out of 25% of Petco’s Net Interest.

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve's Not Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve's Net Interest.

NOTE NO. 4 - UNDER TRACT NO. 5

OVERRIDING ROYALTY OWNER

Atlantic Richfield Company	.62500%
Estate of W. H. Jack	.56250%
Catholic Church Extension Society	.50000%
J. H. Daws	.06250%
Mack Easley	.06250%
Howard Bradley Jack	.03125%
Lucille R. Jack	.56250%
Annie May Kavanaugh	.59375%
Dorothy B. Mitchell	.06250%
Pan American Petroleum Corporation	.62500%
John Quinn	.06250%
Standard Oil Company of Texas	.62500%
Continental Oil Company	.62500%

NOTE NO. 5 - UNDER TRACT NO. 6

OVERRIDING ROYALTY OWNER

Catholic Church Extension Society	.50000%
Chevron Oil Company	.62500%
J. H. Daws	.06250%
Mack Easley	.06250%
Howard Bradley Jack	.03125%
Lucille R. Jack	.56250%
Estate of William H. Jack	.56250%
Annie May Kavanaugh	.59375%
Dorothy B. Mitchell	.06250%
John Quinn	.06250%
Atlantic Richfield Company	.62500%
Continental Oil Company	.62500%
Pan American Petroleum Corporation	.62500%

NOTE NO. 6 - UNDER TRACT NO. 7

OVERRIDING ROYALTY OWNER

Catholic Church Extension Society	.50000%
Chevron Oil Company	.62500%
J. H. Daws	.06250%
Mack Easley	.06250%
Howard Bradley Jack	.03125%
Lucille R. Jack	.56250%
Estate of William H. Jack	.56250%
Annie May Kavanaugh	.59375%
Dorothy B. Mitchell	.06250%
John Quinn	.06250%
Atlantic Richfield Company	.62500%
Continental Oil Company	.62500%
Pan American Petroleum Corporation	.62500%

2

NOTE NO. 7 - UNDER TRACT NO. 8

BASIC ROYALTY OWNER

Albuquerque National Bank, Testamentary Trustee of F. A. Andrews, Deceased	11.57%
Selma E. Andrews Agency	13.43%
Harry Arledge	1.04%
S. M. Aronson	1.25%
Jessie B. Crump	6.25%
Joe and Jessie Crump Fund	6.25%
Alfred E. Gutman	4.93%
Daniel L. Gutman	4.93%
Mrs. Dorothy Gutman Trustee	2.47%
Dorothy Gutman	4.93%
Daniel Gutman, Trustee of Estate of Max Gutman	14.79%
Betty Gutman Guttag	7.40%
Hendrick Memorial Hospital	12.50%
Mrs. Julia Levine Daniels	2.08%
Scope Industries	.62%
Atlantic Richfield Company	.62%
Edith G. Socolow	4.94%

OVERRIDING ROYALTY OWNER

Scope Industries	5.07810%

$7, 100, 000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve's Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve's Net Interest.

NOTE NO. 8 - UNDER TRACT NO. 9

BASIC ROYALTY OWNER

Charles T. Bates, Jr.	3.61%
James Ray Bates	3.6l %
Kenneth C. Bates	3.6l %
Lucille Chism Bates	3.13%
Theodocia G. Bates	12.64%
Warren J. Bates	3.6l %
Ether Chism	20.83%
Catherine L. Dumraese	27.08%
Wilma Chism Lain	3.13%
Norma Chism McCarthy	3.13%
Mary Louine Nommensen	3.12%
Oil Finders, Inc.	3.13%
Atlantic Richfield Company	9.37%

3

NOTE NO. 9 - UNDER TRACT NO. 10

BASIC ROYALTY OWNER

Kenneth C. Bates	3.61%
Docia Bates	3.61%
Charles T. Bates, Jr.	3.61%
James Ray Bates	3.61%
Warren J. Bates	3.61%
Theodocia C. Bates	9.03%
Oil Finders, Inc.	3.13%
Atlantic Richfield Company	9.38%
Catherine L. Dumraese	27.08%
Ether Chism	20.83%
Lucille Chism Bates	3.13%
Wilma Chism Lain	3.13%
Norma Chism McCarthy	3.12%
Mary Louise Nommensen	3.12%

OVERRIDING ROYALTY OWNER

Atlantic Richfield Company	* 10.937500%
* When wells are capable of making 100% of allowable.	* 8.203125%

* When wells are capable of making 75% - 100% of allowable.	* 5.46875%

* When wells are making less than 75% of allowable.

Oil Wall Remedial Service	5.46875%
Florence M. Lathrop	5.46875%

NOTE NO. 10 - UNDER TRACT NO. 11

BASIC ROYALTY OWNER

Charles T. Bates, Jr.	4.45%
Docin Bates	15.56%
James Ray Bates	4.45%
Kenneth C. Bates	4.45%
Lucille Chism Bates	3.12%
Warren J. Bates	4.45%
Ether Chism	20.83%
Catherine L. Dumraese	33.33%
Wilma Chism Lain	3.12%
Norma Chism McCarthy	3.12%
Mary Louise Nommensen	3.12%

OVERRIDING ROYALTY OWNER

Docia Bates	2.73438%
Catherine L. Dumraese	4.16667%

4

NOTE NO. 11 - UNDER TRACT NO. 12

BASIC ROYALTY OWNER (Based On Gas Ownership)

The Colorado Corporation	.01%
Joseph C. Blake	.01%
Daisy D. Blankenship	15.00%
Georgia Lee Clarke	1.56%
C. S. Daley	.02%
Myrtle L. Davis	.04%
L. M. Decker and Yvonne Baird Decker	81.25%
Margaret R. Ellison	.01%
Roy F. Faukin	.02%
Elizabeth Rittenhouse Lamb	.01%
Harry Levy	.02%
Paul Lyon and Martha Lyon	1.56%
Beverly B. Nelson	.02%
Joseph Nelson	.04%
Veva Neva K. Nelson	.08%
Earle M. Simon	.02%
Elmer H. Wahl	.31%
A. W. Wuesterberg	.02%

OVERRIDING ROYALTY OWNER

The Colorado Corporation	.00107%
Joseph C. Blake	.00107%
Daisy D. Blankenship	1.64063%
Georgia Lee Clarke	.17090%
C. S. Daley	.00214%
Myrtle L. Davis	.00427%
L. M. Decker and Yvonne Baird Decker	8.88672%
Margaret R. Ellison	.00107%
Roy F. Faukin	.00214%
Elizabeth Rittenhouse Lamb	.00107%
Harry Levy	.00213%
Paul Lyon and Martha Lyon	.17090%
Beverly B. Nelson	.00214%
Joseph Nelson	.00427%
Veva Neva K. Nelson	.00854%
Earle M. Simon	.00213%
Elmer H. Wahl	.03418%
A. W. Wuesterberg	.00213%

NOTE NO. 12 - UNDER TRACT NO. 13

BASIC ROYALTY OWNER

Atlantic Richfield Company	18.37%
Jessie Cooper	4.08%
General Crude Oil Company	9.18%
Kenneth N. Headley	.77%
Frances Smyrl Jennings	.76%
John H. Hendrix	48.98%
Mobil Oil Corporation	16.33%
Southern Petroleum Exploration, Inc.	1.53%

5

NOTE NO. 13 - UNDER TRACT NO. 14

BASIC ROYALTY OWNER

Atlantic Richfield Company	40.00%
Billy Dunn	6.07%
Haskell J. Dunn	4.28%
Ralph S. Dunn	4.28%
Fluor Corporation	20.00%
Annie Ford	6.07%
Ima Hays	1.67%
G. M. Jinkins	1.67%
North Central Oil Corp.	7.50%
Roger B. Owings	2.50%
Sharon Dunn Riley	.36%
Mona Dunn Shofner, Aux. Adm. of Estate of Walker A. Dunn, Deceased	3.57%
Annabel Winningham	1.67%
Suspense (Walker A. Dunn, Jr.)	.36%

OVERRIDING ROYALTY OWNER

Aikman Oil and Gas Company	2.73420%
G. W. Hutcheson	2.73420%

$245,000.00 Production Payment plus 6-1/2% interest from this and other leases payable to A.M.C. Corporation out of 65% of 75% of PETCO’s Net Interest.

$690,000.00 Production Payment plus 5% interest from this and other leases payable to Permian Charitable Foundation of Midland, Texas, Inc. out of 25% of PETCO’s Net Interest.

NOTE NO. 14 - UNDER TRACT NO. 15

BASIC ROYALTY OWNER

Atlantic Richfield Company	40.00%
Billy Dunn	6.07%
Haskell J. Dunn	4.28%
Ralph S. Dunn	4.28%
Fluor Corporation	20.00%
Annie Ford	6.07%
Ima Hays	1.67%
G. M. Jinkins	1.67%
North Central Oil Corp.	7.50%
Roger B. Owings	2.50%
Sharon Dunn Riley	.36%
Mona Dunn Shofner, Aux. Adm. of Estate of Walker A. Dunn, Deceased	3.57%
Annabel Winningham	1.67%
Suspense (Walker A. Dunn, Jr.)	.36%

6

NOTE NO. 15 - UNDER TRACT NO. 16

BASIC ROYALTY OWNER

Atlantic Richfield Company	40.00%
Billy Dunn	6.07%
Haskell J. Dunn	4.28%
Ralph S. Dunn	4.28%
Fluor Corporation	20.00%
Annie Ford	6.07%
Ima Hays	1.67%
G. M. Jinkins	1.67%
North Central Oil Corp.	7.50%
Roger B. Owings	2.50%
Mona Dunn Shofner, Aux. Adm. of Estate of Walker A. Dunn, Deceased	3.57%
Annabel and R. R. Winningham	1.67%
Suspense (Sharon Dunn Riley and Walker A. Dunn, Jr.)	.72%

OVERRIDING ROYALTY OWNER

Scope Industries	3.95510%

NOTE NO. 16 - UNDER TRACT NO. 17

BASIC ROYALTY OWNER

Atlantic Richfield Company	22.22%
Billy Dunn	14.17%
Haskell J. Dunn	10.00%
Ralph S. Dunn	10.00%
Fluor Corporation	11.11%
Annie Ford	14.17%
Ima Hays	.93%
G. M. Jinkins	.93%
North Central Oil Corp.	4.16%
Roger B. Owings	1.39%
Sharon Dunn Riley	.83%
Mona Dunn Shofner, Aux. Adm. of Estate of Walker A. Dunn, Deceased	8.33%
Annabel Winningham	.93%
Suspense (Walker A. Dunn, Jr.)	.83%

NOTE NO. 17 - UNDER TRACT NO. 18

BASIC ROYALTY OWNER

Harry Arledge	.78%
S. M. Aronson	2.50%
Fluor Corporation	12.50%
Alfred E. Gutman	8.91%
Daniel L. Gutman	8.91%
Mrs. Dorothy Gutman, Trustee	4.45%
Dorothy Gutman	8.91%
Daniel Gutman, Trustee of Estate of Max Gutman	26.72%
Betty Guttman Guttag	13.36%

7

NOTE NO. 17 - UNDER TRACT NO. 18 (Cont’d. )

BASIC ROYALTY OWNER (Cont’d. )

Mrs. Tina Levine, Deceased	1.56%
Scope Industries	1.25%
Atlantic Richfield Company	1.25%
Edith G. Socolow	8.90%

OVERRIDING ROYALTY OWNER

Scope Industries	2.50000%

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 18 - UNDER TRACT NO. 19

BASIC ROYALTY OWNER

Charles F. Bedford	.06%
Edwin M. Bedford	.06%
Henry D. Bedford	.06%
Rachel Bedford Bowen	.06%
Mrs. Walter M. Burress	1.56%
Buttram Texhoma Co.	8.61%
Gonzales Royalties Inc.	2.34%
George V. Holmes, Trustee	3.24%
Lasca Inc.	2.00%
Lexington Oil Co.	2.23%
J. M. Richardson Lyeth, Jr. and Monro Longyear Lyeth, Joint Tenants	2.97%
James R. Lyttle, Executor Under Will of Mary Duke Pearlbrook	.79%
Ida D. Miller	.09%
Helen D. Pearlbrook	.88%
Petroleum Corporation of Texas	1.67%
John J. Reynolds	10.50%
Onez Norman Rooney	2.97%
Elaine Newby Shepherd, Ind. & as Attorney	.58%
Southern Minerals Corporation	3.33%
Sparks Healey Company	1.25%
E. M. Sweeney	1.56%
Ellen Anne Williams	.06%
The Atlantic Richfield Company	28.13%
Cities Service Oil Company	25.00%

OVERRIDING ROYALTY OWNER

Humble Oil and Refining Company	12.50000%	(On Oil)
Humble Oil and Refining Company	25.00000%	(On Gas and Casinghead Gas)
Scope Industries	2.50000%

8

NOTE NO. 18 - UNDER TRACT NO. 19 (Cont’d. )

OVERRIDING ROYALTY OWNER (Cont’d. )

$690,000.00 Production Payment plus 5% interest from this and other leases payable to Permian Charitable Foundation of Midland, Texas, Inc. out of 25% of PETCO’s Net Interest.

$7,100,000.00 Production Payment plus 5 5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company out of Reserve’s Net Interest.

$400,000.00 Production Payment plus 3 7/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 19 - UNDER TRACT NO.  20

BASIC ROYALTY OWNER

Cities Service Oil Company	20.83%
Mary J. Dotson	.78%
Foster Petroleum Corporation	4.17%
General Crude Oil Company	18.75%
Mobil Oil Corporation	12.50%
Southern California Petroleum Corp.	18.75%
Adele Irvine Sowell, Individually and as Independent Executrix of the Estate of R. H. Sowell, Deceased	6.25%
June D. Speight	2.35%
The First National Bank for Deposit to Account of Howard M. Wilson	1.56%
M. Elizabeth Wilson	1.56%
Atlantic Richfield Company	12.50%

NOTE NO. 20 - UNDER TRACT NO. 21

BASIC ROYALTY OWNER

Atlantic Richfield Company	12.50%
Cities Service Oil Company	20.83%
Mary J. Dotson	.78%
Foster Petroleum Corporation	4.17%
General Crude Oil Company	18.75%
Mobil Oil Corporation	12.50%
Scope Industries	18.75%
Mrs. Adele Irvine Sowell	6.25%
June D. Speight	2.35%
Howard M. Wilson	1.56%
M. Elizabeth Wilson	1.56%

OVERRIDING ROYALTY OWNER

Humble Oil and Refining Company	6.25000%	On Oil
Humble Oil and Refining Company	25.00000%	On Gas
Scope Industries	5.07810%

$7,100,000.00 Production Payment plus 5 5/8% Interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago payable out of Reserve’s Net Interest.

9

NOTE NO. 20 - UNDER TRACT NO. 21 (Cont’d. )

OVERRIDING ROYALTY OWNER (Cont’d. )

$4,000,000.00 Production Payment plus 5-7/8% Interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago payable out of Reserve’s Net Interest.

NOTE NO. 21 – UNDER TRACT NO. 22

OVERRIDING ROYALTY OWNER

Scope Industries	5.46870%

$7,100,000.00 Production Payment plus 5-5/8% Interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5.7/8% Interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 22 - UNDER TRACT NO. 23

OVERRIDING ROYALTY OWNER

Atlantic Richfield Company	2.73438%

NOTE NO. 23 - UNDER TRACT NO. 24

BASIC ROYALTY OWNER

Fern Cone	1.56%
Gordon M. Cone	1.43%
Mary J. Dotson	.78%
General Crude Oil Company	18.75%
Sue Saunders Graham	1.04%
Martha Watkins Harris	.52%
Mrs. Clyde Miller	.52%
Mobil Oil Corporation	12.50%
Elyse Saunders Patterson	1.04%
Southern Petroleum Exploration Inc.	3.12%
Adele Irvine Sowell, Individually and as Independent Executrix of the Estate of R. H. Sowell, Deceased	6.25%
June D. Speight	2.35%
Ada E. Thomas	28.13%
Sally Saunders Toles	1.04%
Myrtis Dean Watkins	.52%
Hattie Cocke Williams	3.00%
J. H. Williams	.26%
Elizabeth Woolworth	2.08%
May Woolworth	2.61%
Atlantic Richfield Company	12.50%

10

NOTE NO. 24 - UNDER TRACT NO. 25

BASIC ROYALTY OWNER

Fern Cone	1.56%
Gordon M. Cone	1.43%
Hattic Cocke Williams	3.00%
June D. Speight	2.35%
General Crude Oil Company	18.75%
Southern Petroleum Exploration, Inc.	3.12%
Ada E. Thomas	28.13%
Elisabeth Woolworth	2.08%
May Woolworth	2.61%
Atlantic Richfield Company	12.50%
Elyse Saunders Patterson	1.04%
Sue Saunders Graham	1.04%
Sally Saunders Toles	1.04%
J. H. Williams	.26%
Myrtis Dean Watkins	.52%
Mrs. C. W. Miller	52%
Mrs. Martha W. Harris	.52%
Mary J. Dotson	.78%
Mobil Oil Company	12.50%
Mrs. Adele Irvine Sowell	6.25%

OVERRIDING ROYALTY OWNER

Humble Oil and Refining Company	12.50000%	(On Oil)
Humble Oil and Refining Company	25.00000%	(On Gas and Casinghead Gas)
Scope Industries	2.50000%

$245,000.00 Production Payment plus 6-1/2% interest from this and other Leases payable to AMC Corporation out of 65% of 75% of PETCO’s Net Interest.

$690,000.00 Production Payment plus 5% interest from this and other Leases payable to Permian Charitable Foundation of Midland, Texas, Inc. out of 25% of PETCO’s Net Interest.

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest from this and other Leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 25 - UNDER TRACT NO. 26

BASIC ROYALTY OWNER

Atlantic Richfield Company	7.77%
General Crude Oil Company	15.55%
Mobil Oil Corporation	31.10%
M. M. Miller	1.46%
Lydia Quilter	3.89%
Adele Irvine Sowell	4.47%
Atlantic Richfield Company	35.76%

11

NOTE NO. 25 - UNDER TRACT NO. 26 (Cont’d. )

OVERRIDING ROYALTY OWNER

Scope Industries	2.50000%

$7,100,000.00 Production Payment plus 5-5/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

$4,000,000.00 Production Payment plus 5-7/8% interest from this and other leases payable to Continental Illinois National Bank and Trust Company of Chicago out of Reserve’s Net Interest.

NOTE NO. 26 - UNDER TRACT NO. 27

BASIC ROYALTY OWNER

Midwest Oil Corporation	25.00%
L. L. Horne Estate	2.60%
Atlantic Richfield Company	12.50%
General Crude Oil Company	12.50%
Maude E. Soward	1.56%
May Woolworth	1.74%
Elizabeth Woolworth	1.39%
Myrtis Dean Watkins	.35%
Martha. W. Harris	.35%
Clyde W. Miller	.35%
Ethel McCabe Trevitt	4.17%
Gonzales Royalties, Inc.	1.25%
Livingston Oil Company	1.19%
George V. Holmes, Trustee	1.73%
Socony Mobil	12.50%
Iris Goldston	10.41%
Iris Goldston and Houston Bank & Trust Company as Co-Trustees U/W/O W. L. Goldston, Deceased	10.41%

* * * *

Except as otherwise expressly set forth, the basic royalty and overriding royalty interests and owners shown on this supplement to Exhibit “B” have been set forth and calculated with respect to the royalties and overriding royalties payable on oil only.

12